UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HNI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HNI CORPORATION
408 EAST SECOND STREET
MUSCATINE, IOWA 52761
563-272-7400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2013 Annual Meeting of Shareholders of HNI Corporation will be held at Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, Iowa, on Tuesday, May 7, 2013, beginning at 10:30 a.m. (Central Daylight Time), for the purposes of:

1.	Electing three Directors for terms of three years each and one Director for a term of two years, or until their successors are elected and qualified;

2.	Ratifying the Audit Committee's selection of PricewaterhouseCoopers LLP as the Corporation's independent registered public accountant for the fiscal year ending December 28, 2013;

3.	Holding an advisory (nonbinding) vote to approve named executive officer compensation;

4.	Approving an amendment to the HNI Corporation 2007 Stock-Based Compensation Plan to increase the number of shares authorized for issuance under the plan; and

5.	Transacting any other business properly brought before the meeting or any adjournment or postponement of the meeting.

The holders of record of HNI Corporation common stock, par value $1.00 per share, as of the close of business on March 8, 2013, are entitled to vote at the meeting.

You are encouraged to attend the meeting.

By Order of the Board of Directors,
Steven M. Bradford
Vice President, General Counsel and Secretary
March 22, 2013

YOUR VOTE IS VERY IMPORTANT.  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE USING THE TELEPHONE OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, TELEPHONE OR INTERNET VOTING WILL BE AVAILABLE TO YOU ONLY IF OFFERED BY THEM.  THEIR PROCEDURES SHOULD BE DESCRIBED ON THE VOTING FORM THEY SEND TO YOU.

INFORMATION ABOUT VOTING	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2013	4
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	5
INCUMBENT DIRECTORS	7
INFORMATION REGARDING THE BOARD	8
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS	13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	14
CODE OF BUSINESS CONDUCT AND ETHICS	14
ANTI-HEDGING POLICY	14
CORPORATE GOVERNANCE GUIDELINES	14
PROPOSAL NO. 2 – RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL 2013	14
AUDIT COMMITTEE REPORT	15
FEES INCURRED FOR PRICEWATERHOUSECOOPERS LLP	16
EXECUTIVE COMPENSATION	16
Compensation Discussion and Analysis	16
Compensation Committee Report	33
Summary Compensation Table for Fiscal 2012, Fiscal 2011 and Fiscal 2010	33
Grants of Plan-Based Awards for Fiscal 2012	34
Outstanding Equity Awards at Fiscal Year-End 2012	35
Option Exercises and Stock Vested for Fiscal 2012	36
Nonqualified Deferred Compensation for Fiscal 2012	37
Potential Payments Upon Termination or Change in Control	38
PROPOSAL NO. 3 – ADVISORY (NONBINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	43
DIRECTOR COMPENSATION	44
PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO THE 2007 STOCK-BASED COMPENSATION PLAN, AS AMENDED	46
SECURITY OWNERSHIP	51
EQUITY COMPENSATION PLAN INFORMATION	52
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	53
DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING	53
OTHER MATTERS	54

 i

HNI Corporation
408 East Second Street
Muscatine, Iowa 52761

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 2013

HNI Corporation (the "Corporation," "we," "our" or "us") is mailing this Proxy Statement, with the accompanying proxy card, to you on or about March 22, 2013, in connection with the solicitation of proxies by and on behalf of the Corporation's Board of Directors (the "Board" or "Directors") for the 2013 annual meeting of shareholders and any adjournment or postponement of the meeting (the "Meeting").  The Meeting will be held on Tuesday, May 7, 2013, beginning at 10:30 a.m., Central Daylight Time, at Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, Iowa.

INFORMATION ABOUT VOTING

Who can attend and vote at the Meeting?

Shareholders of record as of the close of business on March 8, 2013 (the "Record Date") are entitled to attend and vote at the Meeting.  Each share of the Corporation's common stock, par value $1.00 per share ("Common Stock"), is entitled to one vote on all matters to be voted on at the Meeting and can be voted only if the shareholder of record is present to vote or is represented by proxy.  The proxy card provided with this Proxy Statement indicates the number of shares of Common Stock you own and are entitled to vote at the Meeting.

What constitutes a quorum at the Meeting?

The presence at the Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock ("Outstanding Shares") on the Record Date will constitute a quorum for purposes of the Meeting.  On the Record Date, there were 45,447,193 Outstanding Shares.  For purposes of determining whether a quorum exists, proxies received but marked "abstain" and so-called "broker non-votes" (described on the following page) will be counted as present.

What will I be voting on?

•	Election of each of the four nominees for Director named on page 5 of this Proxy Statement under "Proposal No. 1 – Election of Directors."
•
Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Corporation's independent registered public accountant for the fiscal year ending December 28, 2013 ("Fiscal 2013"), as described on page 14 of this Proxy Statement under "Proposal No. 2 – Ratification of Audit Committee's Selection of PricewaterhouseCoopers LLP as the Corporation's Independent Registered Public Accountant for Fiscal 2013."

•
Adoption of an advisory (nonbinding) resolution approving the compensation of the Corporation's named executive officers as described on page 43 of this Proxy Statement under "Proposal No. 3 – Advisory (Nonbinding) Vote to Approve Named Executive Officer Compensation."

•
Approval of an amendment to the Corporation's 2007 Stock-Based Compensation Plan (the "2007 Compensation Plan") as described on page 46 of this Proxy Statement under "Proposal No. 4 – Approval of an Amendment to the 2007 Stock-Based Compensation Plan, as amended."

How do I vote?

We urge you to vote by "proxy" (one of the individuals named on your proxy card will vote your shares as you have directed) even if you plan to attend the Meeting so we will know as soon as possible that enough votes will be present for us to hold the Meeting.  Follow the instructions on your enclosed proxy card.  Telephone and internet voting is available to all registered and most beneficial holders.

Shareholders voting by proxy may use one of the following three options:

•	Fill out the enclosed proxy card, sign it and mail it in the enclosed, postage-paid envelope;
•	Vote by internet (if available, instructions are on the proxy card); or
•	Vote by telephone (if available, instructions are on the proxy card).

If your shares of Common Stock are held for you as the beneficial owner through a broker, trustee or other nominee (such as a bank) in "street name," rather than held directly in your name, please refer to the information provided by your bank, broker or other holder of record to see which options are available to you.

The telephone and Internet voting facilities for shareholders will close at 11:59 p.m. Eastern Daylight Time on May 6, 2013.  If you vote by mail, you should mail your signed proxy card sufficiently in advance for it to be received by May 6, 2013.

If you hold shares through the Corporation's retirement plan, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 2, 2013, or the shares represented by the card will not be voted.

If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares "FOR" all proposals, including "FOR" the election of each nominee for Director, and in your proxy's discretion as to any other business which may properly come before the Meeting.

How do I vote if my shares of Common Stock are held in "street name"?

You will need to instruct your broker, trustee or other nominee how to vote your shares.  Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, trustee or other nominee holding your shares, giving you the right to vote the shares at the Meeting.  Your broker, trustee or other nominee has enclosed with this Proxy Statement, or will provide upon request, voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

What discretion does my broker, trustee or other nominee have to vote my shares of Common Stock held in "street name"?

A broker, trustee or other nominee holding your shares of Common Stock in "street name" must vote those shares according to specific instructions it receives from you.  New York Stock Exchange ("NYSE") rules determine the proposals ("Non-Routine Proposals") on which brokers may not vote without specific instructions from you.  If a Non-Routine Proposal comes to a vote at the Meeting, your shares will not be voted on the Non-Routine Proposal, giving rise to what is called a "broker non-vote."  Shares represented by broker non-votes will be counted as present for purposes of determining the existence of a quorum.

It is important, if you hold shares in "street name," you provide specific voting instructions to your broker, trustee or other nominee or your shares will not be voted with respect to Proposals No. 1, 3 and 4 because they are Non-Routine Proposals for which your broker, trustee or other nominee may not vote your shares in its discretion.

Can I change or revoke my vote or revoke my proxy?

Yes.  You may change your vote at any time before the proxy is voted at the Meeting. For shareholders of record, if you voted your proxy card by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the Meeting or by giving written notice to the Secretary. If you voted via the internet or by telephone you may also change your vote with a timely and valid later-dated internet or telephone vote, as the case may be, or by voting by ballot at the Meeting. Attendance at the Meeting will not have the effect of revoking a proxy unless (a) you give proper written notice of revocation to the Secretary before the proxy is exercised or (b) you vote by ballot at the Meeting.  Once voting is completed at the Meeting, you will not be able to revoke your proxy or change your vote.  Unless your proxy is revoked or changed, the shares of Common Stock represented by your proxy received by Broadridge Financial Solutions, Inc. ("Broadridge") will be voted at the Meeting.

If your shares are held in "street name," you must follow the specific voting directions provided to you by your broker, trustee or other nominee to change or revoke any instructions you have already provided.

How do I vote my shares in the Corporation's retirement plan?

If you participate in the Corporation's retirement plan, the proxy card you receive will also include Common Stock allocated to your account.  Properly completed and signed proxy cards, including telephone and internet voting, will serve to instruct the plan trustee on how to vote any shares allocated to your account and a portion of all shares as to which no instructions have been received (the "undirected shares") from plan participants.  The proportion of the undirected shares to which your instructions will apply will be equal to the proportion of the shares to which the trustee receives instructions represented by your shares.

How is the Corporation soliciting proxies?

The Corporation bears the cost of preparing, assembling and mailing the proxy materials related to the solicitation of proxies by and on behalf of the Board for the Meeting.  In addition to the use of the mail, certain of the Corporation's officers may, without additional compensation, solicit proxies in person, by telephone or through other means of communication.  The Corporation will bear the cost of this solicitation.

How will my vote get counted?

Broadridge will use an automated system to tabulate the votes and will serve as the Inspector of Election.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations identifying individual shareholders are handled in a manner to protect your voting privacy.  Your vote will not be disclosed either within the Corporation or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which are then forwarded to the Corporation's management.

How do I get to the Meeting location?

The Meeting is being held at Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, Iowa.  If driving to the Meeting from the Quad City International Airport, from the main exit traffic light go straight onto I-74 to I-280, turn right (cloverleaf) onto I-280 West, drive approximately 10-12 miles crossing the Mississippi River Bridge, take the second exit in Iowa (Exit 6 – Muscatine), at the traffic light turn left (west) onto Highway 61 South, continue approximately 22 miles to Muscatine, continue on Hwy 61 bypass, turn left (south) at traffic light on Second Avenue, Allsteel Corporate Headquarters is approximately two blocks on the right.  If driving to the Meeting on I-80, take Exit 271 (Highway 38 South), drive approximately 12 miles to Highway 61, turn right (west) at the traffic light, turn left (south) at next traffic light on Second Avenue, Allsteel Corporate Headquarters is approximately two blocks on the right.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares in "street name."  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card you receive.

The Securities and Exchange Commission (the "SEC") has adopted rules permitting delivery of a single annual report to security holders and/or proxy statement to any household at which two or more shareholders reside, whom the Corporation believes to be members of the same family.  If you wish to participate in this program and receive only one copy of future annual reports and/or proxy statements, please write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  Your consent to receive only one copy of the annual report and/or proxy statement will remain in effect until Broadridge receives a written revocation notice from you, in which case the Corporation will begin sending individual copies within 30 days.  The Corporation will continue to separately mail a proxy card for each registered shareholder account.  The Corporation will promptly deliver separate copies of its annual report and/or proxy statement upon request.  Shareholders may request copies by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, or calling the Corporation at 563-272-7590.

Did the Corporation utilize the SEC's notice and access proxy rules for delivery of the voting materials this year?

No.  The Corporation delivered its voting materials in the same manner as it has in the past.  However, many shareholders have previously consented to receive electronic delivery of the proxy statement and annual report to security holders and therefore did not receive hard copies of these materials.

Why is the Corporation asking shareholders to approve, on a non-binding and advisory basis, named executive officer compensation again this year?

The Corporation is asking shareholders to approve, on a nonbinding, advisory basis, the compensation of the Corporation's Chief Executive Officer (the "CEO"), Chief Financial Officer (the "CFO") and three other most highly compensated executives (collectively, the "Named Executive Officers"), as disclosed below under "Executive Compensation" beginning on page 16 of this Proxy Statement.  At the 2011 annual meeting of shareholders, the Corporation's shareholders expressed a preference for, and the Board recommended, holding an advisory vote on named executive officer compensation every year.  The Board recommends shareholders vote "FOR" the resolution approving the compensation of the Named Executive Officers.

Where can I find the voting results of the Meeting?

The Corporation intends to announce preliminary voting results at the Meeting and will publish final results on a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Meeting and available on the Corporation's website.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2013

The Proxy Statement and annual report to security holders are available at http://www.hnicorp.com/proxy.

The Corporation provides its annual reports, notices to shareholders of the annual meeting and proxy statements over the internet.  If you wish to give your consent to access such documents in the future over the internet rather than receiving paper copies in the mail, please follow the instructions on your proxy card.  These documents will be available on or about March 22, 2013, at http://www.hnicorp.com/proxy.  Once you give your consent, it will remain in effect until you notify the Corporation you wish to resume mail delivery of the annual reports and proxy statements.  Even though you give your consent, you still have the right at any time to request copies of these documents at no charge by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, or calling the Corporation at 563-272-7590.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The By-laws of HNI Corporation (the "By-laws") currently provide for ten Directors and the Board currently consists of ten Directors.  Nine of the ten Directors are independent Directors as further discussed on page 8 of this Proxy Statement under "Information Regarding the Board – Director Independence."  Stan A. Askren, Chairman, President and Chief Executive Officer of the Corporation, is the only Director currently employed by the Corporation and is not independent under the NYSE listing standards pertaining to director independence or the Corporation's categorical independence standards for Directors (the "Categorical Standards").

The Board is divided into three classes.  Generally, one class is elected each year for a term of three years.  As a result of a reduction in Board size in May 2012, this year the Board has nominated three Director candidates each to serve a three-year term expiring at the Corporation's 2016 annual meeting of shareholders and one Director candidate to serve a two-year term expiring at the Corporation's 2015 annual meeting of shareholders.  This change will make the classes of directors as nearly equal in number as possible following the Meeting.

Director Nominations

The Board has adopted guidelines for identifying and evaluating candidates for Director.  Under those guidelines, the Corporation's Public Policy and Corporate Governance Committee (the "Governance Committee") takes into account a number of factors when identifying potential nominees, including:  possession of the desired skills, experience and abilities identified by the Governance Committee; ability to communicate ideas and contribute to Board deliberations; independence from management; diversity; judgment, skill, integrity and reputation; existing commitments to other businesses; potential conflicts of interest with other pursuits; and legal restraints.  Although the Corporation has no specific policy on diversity, the guidelines broadly define diversity to include factors such as age, race, gender, education, ethnicity, career experience and personality; understanding of and experiences in manufacturing, technology, finance and marketing; and international experience and culture.  The Governance Committee reviews these factors and others considered useful by the Governance Committee in context of an assessment of the perceived needs of the Board from time to time.  The Governance Committee may use a variety of means to identify potential nominees, including recommendations from the Chairman, Directors or others associated with the Corporation.  The Governance Committee may also retain third-party search firms to identify potential nominees based on the Corporation's established criteria for director candidates discussed above.  The Governance Committee screens the potential candidates and eventually recommends suitable candidates to the Board for nomination.

The Governance Committee will consider candidates for Director recommended by shareholders by applying the criteria for candidates described above and considering the following additional information.  Shareholders wishing to recommend a candidate for nomination by the Corporation as Director for inclusion in the Corporation's proxy statement for the 2014 annual meeting of shareholders ("2014 Annual Meeting") should write to the Corporation's Corporate Secretary before October 1, 2013, and include the following information:  a statement that the writer is a shareholder and is recommending a candidate for Director; the name of and contact information for the candidate; a statement of the candidate's business and educational experience; information about each of the factors listed above, sufficient to enable the Governance Committee to evaluate the candidate; a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Corporation; detailed information about any relationship or understanding between the writer or any other shareholder and the candidate; a statement whether such person, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective 90 days after the date of certification of election results if the person fails to receive the required vote for re-election at the next meeting at which such person would face re-election; and a statement the candidate is willing to be considered and will serve as a Director if nominated and elected.

The Corporation does not have any minimum qualifications for Directors; however, Directors should possess the highest personal and professional integrity and ethics and be willing and able to devote the required time to the Corporation.  The Board believes it should be comprised of Directors with varied and complimentary backgrounds, which together build the overall strength of the Board.

Nominees for Election

The Board is nominating for election at the Meeting James R. Jenkins, Dennis J. Martin and Abbie J. Smith, each for a term of three years, and Mary H. Bell for a term of two years (collectively, the "Nominees").  The Nominees elected as Directors at the Meeting will hold office for the indicated term or until their respective successors are elected and qualified, subject to their prior death, resignation or removal.

Ms. Bell, Ms. Smith and Messrs. Jenkins and Martin were most recently elected as Directors at the Corporation's 2010 annual meeting of shareholders.  Below is biographical information about each Nominee as well as the particular experience, qualifications, attributes and/or skills of each Nominee which led the Board to conclude the Nominee should serve as a Director in light of the Corporation's business and structure.  In addition, each Nominee must possess the highest personal and professional integrity and ethics and a willingness and ability to devote the required time to the Corporation.  The Board has determined each Nominee possesses these qualities.  For a detailed description of the Corporation's business and structure, please see Item 1 of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 29, 2012.

Mary H. Bell, age 52, has been a Director of the Corporation since 2006.  Ms. Bell is a Vice President of Caterpillar, the world's leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives.  She has led Caterpillar's Building Construction Products Division since 2008.  From 2004-2007, she was the Vice President of Caterpillar's Logistics Division and served as Chairman and President of Cat Logistics Services, Inc., a wholly owned subsidiary of Caterpillar.  Ms. Bell brings to the Board considerable logistics, manufacturing and dealer channel expertise and general management experience derived primarily from her service in various roles at Caterpillar.

James R. Jenkins, age 67, has been a Director of the Corporation since 2005.  Mr. Jenkins is a retired Senior Vice President and General Counsel of Deere & Company (John Deere), a world leader in providing advanced products and services to customers whose work is linked to the land—those who cultivate, harvest, transform, enrich and build upon the land to meet the world's dramatically increasing need for food, fuel, shelter and infrastructure.  He held that position from March 2000 to January 2013.  In addition, Mr. Jenkins currently serves as a director of various non-profit organizations.  Mr. Jenkins brings to the Board significant legal, business, risk management, public company reporting, and corporate governance expertise and experience derived primarily from his former position as Senior Vice President and General Counsel at Deere and his prior service as Vice President, General Counsel and Corporate Secretary at Dow Corning Corporation.

Dennis J. Martin, age 62, has been a Director of the Corporation since 2000.  Mr. Martin has been the President and Chief Executive Officer since November 2010 and a Director since 2008 of Federal Signal Corporation (Federal Signal), a leading global designer and manufacturer of products and total solutions serving municipal, governmental, industrial and institutional customers.  Previously, from 2005 to November 2010, he was Vice President of BD Martin Group LLC, a management consulting company.  Since 2008, Mr. Martin has been a director of Coleman Cable, Inc., a manufacturer and innovator of electrical and electronic wire and cable products.  Mr. Martin brings to the Board chief executive officer experience through his current leadership of Federal Signal and former role as Chairman, President and Chief Executive Officer of General Binding Corporation and considerable sales, marketing and operations expertise in office products and diversified industrial manufacturing companies.  He is considered a lean business expert.  Mr. Martin also brings to the Board finance and corporate governance experience through his service on the audit, finance and compensation committees of another public company.

Abbie J. Smith, age 59, has been a Director of the Corporation since 2000.  Ms. Smith has been a Chaired Professor of The University of Chicago Booth School of Business, a national leader in higher education and research, since 1999.  She is a director of DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Ryder System, Inc., a commercial transportation, logistics and supply chain management solutions company.  Ms. Smith is also a trustee of The UBS Funds (Chicago), UBS Relations Trust, UBS SMA Relationship Trust and Fort Dearborn Income Securities, Inc.  Ms. Smith brings to the Board considerable financial and corporate governance expertise based primarily on her extensive research and teaching at the University of Chicago and her service on mutual fund complex and other public company audit, performance, finance and nominating committees.  Although Ms. Smith does not currently serve on the Corporation's Audit Committee, she qualifies as an "audit committee financial expert."

The Corporation has no reason to believe any Nominee listed above will be unavailable to serve if elected.  However, if any one of them becomes unavailable, the persons named as proxies in the accompanying proxy card have discretionary authority to vote for a substitute chosen by the Board.  Any vacancies not filled at the Meeting may be filled by the Board.

Required Vote

Election of the Nominees as Directors requires the affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting.  Abstentions and broker non-votes will not be counted for purposes of determining whether this Proposal has received sufficient votes for approval.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

INCUMBENT DIRECTORS

Below is biographical information about each of the incumbent Directors as well as the particular experience, qualifications, attributes and/or skills of each Director which led the Board to conclude the Director should serve as a Director in light of the Corporation's business and structure.  In addition, each Director must possess the highest personal and professional integrity and ethics and a willingness and ability to devote the required time to the Corporation.  The Board has determined each Director possesses these qualities.  For a detailed description of the Corporation's business and structure, please see Item 1 of Part I of the Corporation's Annual Report on Form 10-K filed for the year ended December 29, 2012.

Ms. Francis and Messrs. Calado, Porcellato and Stern comprise a class of Directors whose terms will expire at the Corporation's 2014 Annual Meeting.

Miguel M. Calado, age 57, has been a Director of the Corporation since 2004.  Mr. Calado has been a Director and the Chief Financial Officer of Hovione SA, an international fine chemicals company with manufacturing facilities and offices in the United States, Europe and Asia, since 2006.  He has been an advising partner of The Trion Group, a strategic management consulting group based in Dallas, Texas, since 2006 and President of GAMCAL, LLC, an investment company, since 2006.  He also serves as a member of the Advisory Board for the Business School of Catholic University of Portugal.  Mr. Calado brings to the Board extensive international, general management, manufacturing and financial expertise derived primarily from his current service as Chief Financial Officer of an international manufacturing company and prior service in various roles at several large, packaged and consumer goods public companies.  Such roles and companies include Executive Vice President and President, International for Dean Foods Company and several international finance roles for PepsiCo, Inc., including Senior Vice President, Finance and Chief Financial Officer, PepsiCo Foods International.  Although Mr. Calado does not currently serve on the Corporation's Audit Committee, he qualifies as an "audit committee financial expert."

Cheryl A. Francis, age 59, has been a Director of the Corporation since 1999.  Ms. Francis has been an independent business and financial advisor since 2000 and the Co-Chairman of the Corporate Leadership Center, a not-for-profit organization focused on developing tomorrow's business leaders, since 2008.  Previously, from 2002 to 2008, she was the Vice Chairman of the Corporate Leadership Center.  Ms. Francis is a director of Aon Corporation, the leading global provider of risk management services, insurance and reinsurance brokerage, and human resources solutions and outsourcing, and Morningstar, Inc., a leading provider of independent investment research in North America, Europe, Australia and Asia.  Ms. Francis brings to the Board significant financial expertise based primarily on her prior role as Chief Financial Officer of R.R. Donnelley & Sons Company and service on the audit and finance committees of other public companies.  She also brings to the Board corporate governance experience through her service on the compensation and governance committees of other public companies.  She currently serves on the Corporation's Audit Committee and qualifies as an "audit committee financial expert."

Larry B. Porcellato, age 54, has been a Director of the Corporation since 2004.  Mr. Porcellato has been the Chief Executive Officer of The Homax Group, Inc. (Homax), a leading specialty application consumer products supplier to the home care and repair markets, since January 2009.  Previously, from February 2007 to December 2008, he was an independent business consultant and, from 2002 to January 2007, he was the Chief Executive Officer of ICI Paints North America (ICI Paints), a manufacturer and distributor of decorative coatings and a subsidiary of Imperial Chemical Industries PLC.  Mr. Porcellato is a director of OMNOVA Solutions, Inc., an innovator of emulsion polymers, specialty chemicals and decorative and functional surfaces for a variety of commercial, industrial and residential end uses.  Mr. Porcellato brings to the Board chief executive officer experience in the building products industry through his current leadership of Homax and his former role as Chief Executive Officer of ICI Paints and financial expertise derived primarily from his service on the audit committee of another public company and previous finance and division leadership roles at other public companies.  He also brings to the Board international and marketing expertise derived primarily from his service in various international and marketing roles at Rubbermaid Incorporated and Braun Canada Inc. and corporate governance experience through his service on the compensation and governance committees of another public company.

Brian E. Stern, age 65, has been a Director of the Corporation since 1998.  From May 2008 to May 2011, he served as Lead Director of the Board.  Mr. Stern has been a director of Starboard Capital Partners, LLC, a financial sponsor that initiates, finances and partners with management and private equity investors in the acquisition of companies, since July 2007.  He is a director and investor in two private companies, ESP (North Carolina) and Blackrock Microsystems LLC (Utah).  Previously, from 2004 to June 2007, Mr. Stern was the Senior Vice President, Xerox, Fuji Xerox Operations of Xerox Corporation (Xerox), a developer, marketer, manufacturer, financier and servicer of document processing products and services.  Mr. Stern brings to the Board significant knowledge of the office products and office supplies industry and expertise in product development, sales and marketing derived primarily from his service in various roles for Xerox.  He also has substantial experience in international operations, manufacturing, channels of distribution and general management, also based primarily on his service at Xerox.

Messrs. Askren and Waters (and if elected at the Meeting, Ms. Bell) comprise a class of Directors whose terms will expire at the Corporation's 2015 annual meeting of shareholders.

Stan A. Askren, age 52, has been a Director of the Corporation since 2003.  Mr. Askren has also been the Chairman and Chief Executive Officer of the Corporation since 2004 and the President of the Corporation since 2003.  He is a director of Armstrong World Industries, Inc., a global leader in the design and manufacture of floors, ceilings and cabinets and Arctic Cat Inc., a designer, engineer, manufacturer and marketer of all-terrain vehicles (ATVs), side-by-sides and snowmobiles under the Artic Cat® brand name, as well as related parts, garments and accessories.  Mr. Askren brings to the Board extensive experience and knowledge of the Corporation's business, operations and culture.  He has worked for the Corporation for 20 years.  Mr. Askren was vice president of marketing, an executive vice president and president of the Corporation's hearth products operating segment.  He also worked in the Corporation's office furniture operating segment as a group vice president of The HON Company and president of Allsteel Inc., two of the Corporation's office furniture subsidiaries.  Mr. Askren has served as the vice president of human resources and an executive vice president of the Corporation.  Mr. Askren also brings to the Board finance and corporate governance experience through his service on the audit and compensation committees of another public company.

Ronald V. Waters, III, age 61, has been a Director of the Corporation since 2002 and the Lead Director of the Board since May 2011.  Mr. Waters has been an independent business consultant since May 2010.  Previously, from 2009 to May 2010, he was a Director and the President and Chief Executive Officer of LoJack Corporation (LoJack), a premier worldwide marketer of wireless tracking and recovery systems for valuable mobile assets and a leader in global stolen vehicle recovery, and, from 2007 to 2008, he was a Director and the President and Chief Operating Officer of LoJack.  He is a director of Fortune Brands Home & Security, Inc., an industry-leading home and security products company and Chiquita Brands International, Inc., a leading international marketer and distributor of high-quality fresh and value-added food products – from energy-rich bananas and other fruits to nutritious blends of convenient green salads.  From 2006 to 2007, Mr. Waters served as a director of Sabre Holdings Corporation.  Mr. Waters brings to the Board chief executive officer experience through his former role as Chief Executive Officer of LoJack and significant finance expertise derived primarily from his service on the audit committee of two other public companies and previous roles as Chief Operating Officer at two public companies, Chief Financial Officer at Wm. Wrigley Jr. Company, Controller at The Gillette Company and partner of a large public accounting firm.  He has extensive outside audit experience, and although Mr. Waters does not currently serve on the Corporation's Audit Committee, he qualifies as an "audit committee financial expert."  Mr. Waters also brings to the Board international, law and information technology expertise derived primarily from his service in various roles at several large public companies.

INFORMATION REGARDING THE BOARD

Director Independence

In addition to complying with NYSE listing standards pertaining to director independence, the Corporation adopted the Categorical Standards, which are attached as Exhibit A to the Governance Guidelines and available on the Corporation's website at www.hnicorp.com, under "Corporate Governance – Governance Guidelines."  Under the Categorical Standards, the following relationships will not, in and of themselves, be considered material relationships, unless otherwise expressly provided for, under the NYSE listing standards:

•
contributions or payments (including the provision of goods and services) by the Corporation to a charitable organization (including a foundation), a university or other not-for-profit organization in which a Director or a Director's immediate family member is a director, trustee, officer or employee, unless the contribution or payment (excluding matching gifts) was:

o	made to an entity for which the Director or the Director's spouse currently serves as a director, trustee or officer and he or she served in such position at the time of the contribution or payment;
o	made within the three fiscal years preceding the date of any determination; and

o
in an amount exceeding the greater of $1,000,000 or two percent of the charitable organization's aggregate annual charitable receipts during the organization's last completed fiscal year prior to the date of the contribution or payment; and

•
other business relationships between a Director or a Director's immediate family member and the Corporation, such as a purchase by the Corporation of products or services, including consulting, legal or financial advisory services, unless:

o
the Director or the Director's spouse is a partner, officer or ten percent owner of a company or firm providing such products or services, and he or she held such position at any time within the 12 months preceding the date of any determination;

o	the products or services were provided within the three fiscal years preceding the date of any determination; and
o
the products or services provided during any 12-month period were in an aggregate amount exceeding the greater of $1,000,000 or one percent of such company's or firm's consolidated gross revenues for its last completed fiscal year.

The Categorical Standards do not include business relationships with the Corporation's internal or external auditors, which are covered by the NYSE listing standards.

Under the Governance Guidelines, at least three-fourths of the Directors must meet the NYSE listing standards pertaining to director independence and the Categorical Standards.  The Board has determined each of the following persons has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization having a relationship with the Corporation) and is independent under the NYSE listing standards and the Categorical Standards:

•
non-management Directors:  Miguel M. Calado, Cheryl A. Francis, Larry B. Porcellato, Brian E. Stern, Ronald V. Waters, III (each of whom are current members of the Board) and Mary H. Bell, James R. Jenkins, Dennis J. Martin and Abbie J. Smith (current members of the Board standing for re-election); and

•	members of the Corporation's Audit Committee (the "Audit Committee"), Human Resources and Compensation Committee (the "Compensation Committee") and Governance Committee.

Mr. Askren, the Corporation's Chairman, President and Chief Executive Officer, does not meet such independence standards because he is a member (i.e., employee) of the Corporation.

Board Committees

The Board has three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee.  The Governance Committee fulfills the role of a nominating committee.  Each committee operates under a written charter, which has been approved by the Board.  The Board reviews each committee charter at least annually.  Current copies of the committees' charters can be found on the Corporation's website at www.hnicorp.com, under "Corporate Governance – Committee Charters."  Shareholders may request a copy of the Board's committees' charters by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761.  During the fiscal year ended December 29, 2012 ("Fiscal 2012"), each Director attended at least 75% of the total number of meetings of the committees on which the Director served and of the Board.

Audit Committee.  The Audit Committee is comprised of Mary H. Bell, Chairperson, Cheryl A. Francis and Brian E. Stern.  The Board has determined each Audit Committee member is "independent" as defined by the NYSE listing standards pertaining to director independence, in applicable SEC rules and under the Categorical Standards.  The Board has determined all members of the Audit Committee are financially literate under NYSE listing standards.  The Board has also determined Ms. Francis is an "audit committee financial expert," as defined by Item 407(d)(5) of Regulation S-K.  In accordance with the Audit Committee Charter, none of the Audit Committee members serve simultaneously on audit committees of more than three public companies.  The Audit Committee met eight times during Fiscal 2012.  The Audit Committee appoints the Corporation's independent registered public accountant and reviews the independent registered public accountant's performance, independence, fees and audit plans.  The Audit Committee also reviews the annual and quarterly financial statements; internal audit staffing, plans and reports; nonaudit services provided by the independent registered public accountant; the Corporation's insurance coverage; and any other financial matters as directed by the Board.

Human Resources and Compensation Committee.  The Compensation Committee is comprised of Dennis J. Martin, Chairperson, Miguel M. Calado and Ronald V. Waters, III.  Each member of the Compensation Committee is an independent director as defined by the NYSE listing standards pertaining to director independence and under the Categorical Standards.  In addition, each member qualifies as an "outside director" for purposes of Section 162(m) and a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act").  The Compensation Committee met

five times during Fiscal 2012.  The Compensation Committee reviews executive compensation, executive succession planning, benefit programs for all members; management's recommendations on election of officers and human resources development; and oversees evaluation of the Chairman and CEO by the Board.

Public Policy and Corporate Governance Committee.  The Governance Committee is comprised of Larry B. Porcellato, Chairperson, James R. Jenkins and Abbie J. Smith.  Each member of the Governance Committee is an independent director as defined by the NYSE listing standards pertaining to director independence and under the Categorical Standards.  The Governance Committee met four times during Fiscal 2012.  The Governance Committee serves as the nominating committee and identifies individuals qualified to serve as Directors of the Corporation consistent with criteria approved by the Board; recommends director nominees to the Board for the next annual meeting of shareholders; develops and recommends to the Board corporate governance principles applicable to the Corporation; and oversees the Corporation's finance policy, capital structure and evaluation of the Board and the Corporation by the Directors.

Processes and Procedures for the Consideration and Determination of Director Compensation by Governance Committee

The Governance Committee is responsible for annually reviewing the compensation paid to Directors for service on the Board and for recommending changes to such compensation to the Board, if appropriate.  The Board is responsible for approving Director compensation based on recommendations of the Governance Committee.  Neither the Governance Committee nor the Board delegates its authority with respect to setting Director compensation to any other person or group.  However, the Corporation's management may, at the request of the Governance Committee, assist the Governance Committee in its review of Director compensation, which may include recommending changes to such compensation.  Although it has not done so recently, the Governance Committee has authority to retain and terminate any consultant to assist in the evaluation of the compensation and benefits for Directors and to approve the consultant's fees and other retention terms.

Processes and Procedures for the Consideration and Determination of Executive Compensation by Compensation Committee

The Compensation Committee is responsible for developing and implementing the Corporation's compensation policies and programs for the Chairman and CEO and other senior executives as further discussed throughout the Compensation Discussion and Analysis (the "CD&A") which begins on page 16 of this Proxy Statement.

Board Leadership Structure

The Corporation's current board leadership structure consists of a combined chairman and chief executive officer position and nine independent Directors, one of which has been designated as the Lead Director.

While certain of the conventional functions for the Chairman have been shared by all Directors, the Chairman position has traditionally been held by the Corporation's CEO.  The Board believes the combined role of Chairman and CEO promotes unified leadership and direction for the Corporation, which allows for a single, clear focus for management to execute the Corporation's strategy and business plans.  The Board believes this leadership structure has contributed to the long-term growth and financial success of the Corporation.

The Corporation has strong governance structures and processes in place to ensure the independence of the Board, eliminate conflicts of interest and prevent dominance of the Board by management.  All Directors, with the exception of the Chairman, are independent as defined under NYSE listing standards pertaining to director independence and the Categorical Standards, and all committees of the Board are made up entirely of independent Directors.  In addition, the Board and the Governance Committee have assembled a Board comprised of strong and sophisticated Directors who are currently or have recently been leaders of major companies or institutions, are independent thinkers and have a wide range of expertise and skills.

In February 2005, the Board adopted Lead Director Guidelines.  The Lead Director's duties and responsibilities include:

•	presiding at all meetings of the independent Directors;
•	communicating to the Chairman and CEO the substance of the discussions and consensus reached at the meetings of independent Directors;
•
encouraging the independent Directors and the Chairman and CEO to communicate with each other at any time and to act as principal liaison between the independent Directors and the Chairman and CEO on sensitive matters;

•	providing input to the Chairman and CEO on preparation of agendas for Board and committee meetings;
•	presiding at Board meetings when the Chairman and CEO is not in attendance;
•	acting as spokesperson for the Corporation in the event the Chairman and CEO is unable to act due to conflict of interest or incapacity; and
•	receiving and responding to communications from interested parties to the independent Directors.

Ronald V. Waters, III has been the Lead Director since May 2011.

The Board regularly meets in executive session without the presence of management.  The Lead Director presides at these meetings and provides the Board's guidance and feedback to the Chairman and CEO and the Corporation's management team.  Further, the Board has complete access to the Corporation's management team.  At each Board and/or committee meeting, Directors receive valuable information and insight from management on matters impacting the Corporation as well as current and future issues.

Given the strong leadership of the Chairman and CEO, the counterbalancing role of the Lead Director and a Board comprised of strong and independent Directors, the Board believes it is in the best long-term interests of the Corporation and its shareholders to maintain a combined role of Chairman and CEO.

Board's Role in Risk Oversight

The Board administers its risk oversight role primarily through its committee structure and the committees' regular reports to the Board at each quarterly Board meeting.  The Audit Committee meets frequently during the year (eight times in Fiscal 2012) and discusses with management, the Corporation's Vice President, Internal Audit, and the Corporation's independent registered public accountant:

•	current business trends affecting the Corporation;
•	major risks facing the Corporation;
•	steps management has taken to monitor and control such risks; and
•	adequacy of internal controls that could significantly affect the Corporation's financial statements.

At least annually, the Board discusses with management the appropriate level of risk relative to corporate strategy and business objectives and reviews with management the Corporation's existing risk management processes and their effectiveness.  The Audit Committee also reviews the Corporation's enterprise risk management process for identification of, and response to, major risks.  The Audit Committee Chairperson provides the Board with a report concerning its risk oversight activities at each quarterly Board meeting.  Each key risk identified for the Corporation is then assigned a Committee of the Board for oversight.    In addition, the Compensation Committee Chairperson provides the Board with a report on compensation, including risk, annually.

Compensation Risk Assessment

A senior management team, under the oversight of the Compensation Committee, annually conducts a risk assessment of the Corporation's compensation policies and practices to ensure they do not encourage excessive risk taking by members which could result in a material adverse effect on the Corporation.  Members of the management team conducting the assessment include the Corporation's Vice President – Member and Community Relations, Director – Enterprise Risk Management, Vice President – Financial Reporting, Vice President – Internal Audit and Senior Counsel – Securities.  As part of the assessment, management:

•	inventories the known risks facing the Corporation that relate specifically to compensation policies and practices;
•	identifies and evaluates all of the Corporation's compensation program features and other practices and controls used to monitor and mitigate the risks identified in the risk inventory; and
•
determines whether any of the risks relating to the Corporation's compensation policies and practices, as managed, are reasonably likely to have a material adverse effect on the Corporation as a whole.

In the latest compensation risk assessment completed in January 2013, management identified program features and other practices and controls which monitor and mitigate compensation-related risk, including:

•	overall compensation levels competitive with the market;
•	stock ownership guidelines for senior executives and an insider trading policy for all members;
•	a compensation recovery policy in the event of a financial restatement due to fraud or intentional misconduct;
•	a compensation mix balanced among:
o	fixed components comprised primarily of salary and benefits;
o	annual incentives rewarding Corporation or operating unit financial performance (60 percent) and individual performance (40 percent);
o	long-term incentives rewarding Corporation financial performance over a three-year period; and
o	equity awards in the form of stock options cliff-vesting four years and expiring ten years after the grant date and stock restricted from being sold by executives until they leave the Corporation;
•
incentive programs using financial measures with sliding scales, with amounts interpolated for payouts between minimum, target and maximum (payout minimum of 25 percent of target with cap at 200 percent of target for both the financial component of annual incentive compensation awards under the Annual Incentive Plan (the "Incentive Plan") and long-term incentive compensation awards under the Long-Term Performance Plan (the "Performance Plan"));

•	individual strategic objective component of the annual incentive compensation award under the Incentive Plan capped at 125 percent of target;
•
Board discretion to reduce both annual and long-term incentive compensation award payouts under the Incentive Plan and the Performance Plan, respectively, when reduction would be appropriate based on the recipient's performance or behavior immediately following the performance period or to account for an extraordinary or unanticipated event (e.g., one-time gain on sale of asset);

•	effective management processes for developing strategic and annual operating plans and strong internal financial controls; and
•	oversight of the Corporation's compensation programs by the Compensation Committee and the Board.

Based on this most recent compensation risk assessment, both management and the Compensation Committee believe the risks arising from the Corporation's compensation policies and practices, as managed, are not reasonably likely to have a material adverse effect on the Corporation.

Board Meetings

The Board held four regular meetings and no special meetings during Fiscal 2012.  All Directors attended at least 75% of the meetings of the Board and of any committee on which he or she served.

In accordance with the NYSE listing standards regarding corporate governance, the Corporation's non-management Directors meet at regularly scheduled executive sessions without management present.  Mr. Waters, Lead Director, presides at these executive sessions.  The Corporation's non-management Directors met four times during Fiscal 2012.

Director Attendance at Annual Meetings of Shareholders

All Directors are encouraged to attend annual meetings of shareholders when possible.  Directors may attend either in person or by telephone.  Last year all Directors attended the 2012 annual meeting of shareholders (“2012 Annual Meeting”) in person.

Shareholder Communications with the Board

Shareholders and interested parties may communicate with the Lead Director, the Chairperson of the Governance Committee and the Vice President, General Counsel and Secretary, or with the Corporation's non-management Directors as a group, by sending an email to "BoardOfDirectors@hnicorp.com" or by writing to Lead Director, Chairperson of the Governance Committee, Vice President, General Counsel and Secretary or Non-Management Directors at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, Attention:  Corporate Secretary.  All communications received will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents are a message to the Directors.  Any communications not in the nature of advertising or promotions of a product or service will be promptly forwarded to the appropriate party.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Corporation has adopted a written policy (the "Policy") for review of transactions involving the Corporation (including the Corporation's subsidiaries) and its Directors, executive officers and other related persons.  The transactions subject to the Policy include any proposed, existing or completed transaction, arrangement or relationship (including charitable contributions and including any series of similar transactions, arrangements or relationships) in which the Corporation is a participant and in which any Director, executive officer or other related person has a direct or indirect material interest except:

•	transactions available to all members generally;
•	transactions involving less than $100,000 when aggregated with all similar transactions;
•	transactions involving compensation or indemnification of executive officers and Directors duly authorized by the appropriate Board committee;
•	transactions involving reimbursement for routine expenses in accordance with Corporation policy;
•
transactions in which a related person's interest arises (a) only from the person's position as a director of a corporation or organization, (b) only from the person's direct or indirect ownership (which will include the ownership of any immediate family members of the related person) of less than a 10% equity interest in another person (other than a partnership) or (c) from the position as a director and ownership of less than 10%;

•
transactions in which a related person's interest arises only from the ownership of a class of equity securities of the Corporation and all holders of the class receive the same benefits on a pro rata basis;

•	transactions in which the rate charged by a related person is determined by competitive bid; and
•	purchases of any products on the same terms available to all members generally.

The Corporation's Office of the General Counsel (the "General Counsel") performs the initial review of all transactions subject to the Policy.  Factors to be considered by the General Counsel in reviewing the transaction include:

•
whether the transaction is in conformity with the Corporation's Member Code of Integrity (the code of business conduct and ethics) (the "Ethics Code"), the Governance Guidelines, the By-laws and other related policies, including Outside Business Activities of Officers and Managers, Outside Directorships of Officers and Conflicts of Interest, and is in the best interests of the Corporation;

•	whether the transaction would be in the ordinary course of the Corporation's business;
•	whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;
•	the disclosure standards set forth in Item 404 of Regulation S-K or any similar provision; and
•
whether the transaction could call into question the status of any Director or Director nominee as an independent director under the NYSE listing standards pertaining to director independence and the Categorical Standards.

After reviewing the terms of the proposed transaction and taking into account the factors set forth above, the General Counsel will either:

•
approve the transaction if entered into in the ordinary course of business, for an aggregate amount of $120,000 or less and on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;

•	disallow the transaction if not in the best interests of the Corporation;
•	recommend the Audit Committee review the transaction in advance; or
•	allow the transaction, subject to ratification by the Audit Committee, but only if the interests of the Corporation will be best served by allowing the transaction to proceed.

At each regularly scheduled Audit Committee meeting, the General Counsel reports each known transaction to be considered by the Audit Committee pursuant to the policy, including the proposed aggregate value of each transaction and any other relevant information.  After review, the Audit Committee approves, ratifies or disallows each transaction in accordance with the guidelines set forth above.

If the General Counsel learns of an ongoing or completed transaction, arrangement or relationship not submitted for prior review and approval, the General Counsel will:

•	in the case of an ongoing transaction, submit it to the Audit Committee for ratification, amendment or termination; and
•	in the case of a completed transaction, submit it to the Audit Committee for ratification, amendment or rescission.

For purposes of the Policy, an "executive officer" is an executive officer of the Corporation subject to Section 16 of the Exchange Act.

For purposes of the Policy, a "related person" is:

•	an executive officer, Director or Director nominee of the Corporation;
•
a person who is an immediate family member (including a person's spouse, parents, stepparents, children, stepchildren, siblings, fathers- and mothers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than members) who share the person's home) of an executive officer, Director or Director nominee;

•	a shareholder owning in excess of five percent of the Corporation's voting securities (or its controlled affiliates), or an immediate family member of such five percent shareholder; or
•	an entity which is owned or controlled by a related person or an entity in which a related person has a substantial ownership interest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no related person transactions to report during Fiscal 2012.

CODE OF BUSINESS CONDUCT AND ETHICS

The Corporation maintains the Ethics Code as part of its corporate compliance program.  The Ethics Code applies to all Directors and members (i.e., employees), including the Corporation's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  The Ethics Code is available on the Corporation's website at www.hnicorp.com, under "Corporate Governance—Code of Conduct."  The Corporation intends to disclose amendments to or waivers of the Ethics Code granted to the individual executive officers listed above and the Directors on the Corporation's website within four business days of such amendment or waiver.  Shareholders may request a copy of the Ethics Code by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761.

ANTI-HEDGING POLICY

The Corporation's insider trading policy prohibits certain hedging transactions.  Specifically, the Corporation prohibits any members or directors, or their designees, from hedging their ownership of the Corporation's common stock (including prepaid variable forwards, equity swaps, collars and exchange funds), engaging in short sales or purchasing put or call options, pledging their shares of the Corporation's common stock, holding them in a margin account or engaging in short-term transactions with shares of the Corporation common stock.

CORPORATE GOVERNANCE GUIDELINES

The Governance Guidelines are available on the Corporation's website at www.hnicorp.com, under "Corporate Governance—Governance Guidelines."  Shareholders may request a copy of the Governance Guidelines by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761.

PROPOSAL NO. 2 – RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL 2013

The Audit Committee has selected PricewaterhouseCoopers LLP as the Corporation's independent registered public accountant for Fiscal 2013.

The Board proposes the shareholders ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP to serve as the Corporation's independent registered public accountant for Fiscal 2013.  The Audit Committee is directly responsible for the appointment of the independent registered public accountant.  Although shareholder ratification of the Audit Committee's selection of the independent registered public accountant is not required by the By-laws or otherwise, the Corporation is submitting the selection of PricewaterhouseCoopers LLP to its shareholders for ratification to permit shareholders to participate in this important decision.  If the shareholders fail to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Corporation's independent registered public accountant for Fiscal 2013 at the Meeting, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accountant.  Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL 2013.

AUDIT COMMITTEE REPORT

The Board has adopted a written charter for the Audit Committee.  A current copy of the charter is available on the Corporation's website at www.hnicorp.com, under "Corporate Governance – Committee Charters."  The primary functions of the Audit Committee are set forth in its charter and on page 9 of this Proxy Statement under "Information Regarding the Board – Board Committees."

All members of the Audit Committee are independent as defined in Section 303A.02 of the NYSE Listed Company Manual, Exchange Act Rule 10A-3(b)(1) and the Categorical Standards.

Management has represented to the Audit Committee the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, the Corporation's independent registered public accountant.  Management has also represented it has assessed the effectiveness of the Corporation's internal control over financial reporting as of December 29, 2012, and has determined that, as of that date, the Corporation maintained effective internal control over financial reporting.  The Audit Committee has reviewed and discussed with management and the Corporation's independent registered public accountant this assessment of internal control over financial reporting.  The Audit Committee has also discussed with the Corporation's independent registered public accountant its evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the Corporation's independent registered public accountant in accordance with regulations promulgated by the SEC and the Public Company Accounting Oversight Board (the "PCAOB") including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T.

The Audit Committee received and reviewed the written disclosures and the letter from the Corporation's independent registered public accountant required by applicable requirements of the PCAOB regarding the Corporation's independent registered public accountant's communications with the Audit Committee concerning independence and discussed with the Corporation's independent registered public accountant its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board the consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 29, 2012, for filing with the SEC.

AUDIT COMMITTEE
Mary H. Bell, Chairperson
Cheryl A. Francis
Brian E. Stern

FEES INCURRED FOR PRICEWATERHOUSECOOPERS LLP

The following table sets forth the aggregate fees billed to the Corporation for the audit and other services provided by PricewaterhouseCoopers LLP for Fiscal 2012 and for the fiscal year ended December 31, 2011 ("Fiscal 2011"):

	Fiscal 2012	Fiscal 2011
Audit Fees (1)	$930,045	$1,188,233
Audit-Related Fees (2)	393,245	$287,513
Tax Fees (3)	886,212	$316,715
All Other Fees	-	-
Total	$2,209,502	$1,792,461

(1)
Audit fees represent fees for professional services provided in connection with the audit of the annual financial statements, review of quarterly financial statements and audit services provided in connection with other statutory and regulatory filings or engagements.

(2)	Audit-related fees represent accounting consultations and financial due diligence.
(3)	Tax fees represent fees billed for tax compliance, tax advice and tax planning.

Pre-Approval of Fees
The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Corporation's independent registered public accountant and associated fees.  The delegated member or members must report any such pre-approvals of audit-related or non-audit services and fees to the Audit Committee at its next scheduled meeting.  All of the fees incurred in Fiscal 2012 and Fiscal 2011 were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The following discusses and analyzes the compensation of the Named Executive Officers for Fiscal 2012, including Fiscal 2012 compensation decisions for each Named Executive Officer, and provides an overview of compensation philosophy and elements of the compensation program for executive officers.  For Fiscal 2012, the Corporation's Named Executive Officers were:

Name	Title
Stan A. Askren	Chairman, President and Chief Executive Officer, HNI Corporation
Kurt A. Tjaden	Vice President and Chief Financial Officer, HNI Corporation
Bradley D. Determan	Executive Vice President, HNI Corporation President, Hearth & Home Technologies
Jerald K. Dittmer	Executive Vice President, HNI Corporation President, The HON Company
Marco V. Molinari	Executive Vice President, HNI Corporation President, HNI International

The executive compensation program for Fiscal 2012 highlights the Corporation's pay for performance philosophy, with a substantial portion of each Named Executive Officer's compensation opportunity tied to the achievement of objective financial and personal strategic goals and the creation of long-term value for shareholders.  Shareholders have continued to voice their support for the Corporation's pay for performance compensation program—approximately 97% of votes cast in last year's Say on Pay vote approved the compensation of the Named Executive Officers.  As evidence of the Corporation's commitment to pay for performance, a majority of each Named Executive Officer's compensation opportunity in Fiscal 2012 was awarded in the form of performance-based annual and long-term awards and stock options to incent long-term value creation for shareholders.

Annual Compensation.  Under the Incentive Plan for Fiscal 2012, 60% of each annual award opportunity was based on the economic profit of the Corporation or one or more of its operating units and 40% of each annual award opportunity was based on achievement of pre-determined individual goals.  For the purposes of the Incentive Plan, the Corporation achieved economic profit of $1,685,000 in Fiscal 2012, which reflects a significant improvement over economic profit of $(5,348,000) for Fiscal 2011.  The Named Executive Officers also earned awards based on their individual goals ranging from 90% to 104% of target.  Based on economic profit and achievement of individual goals, Mr. Askren received an annual cash incentive award equal to 96% of his target award; Mr. Tjaden received an annual cash incentive award equal to 93% of his target award; Mr. Determan received an annual cash incentive award equal to 156% of his target award; Mr. Dittmer received an annual cash incentive award equal to 110% of his target award; and Mr. Molinari received an annual cash incentive award equal to 99% of his target award.  Base salary comprised no more than 31% of any Named Executive Officer's target direct compensation.

Long-Term Compensation.  In Fiscal 2012, 75% of each Named Executive Officer's long-term incentive compensation opportunity was granted in the form of stock options and 25% of each Named Executive Officer's long-term incentive compensation opportunity was granted in the form of performance-based cash awards.  The stock options vest in February 2016.  The cash-based portion of the award is earned based on three annual performance periods.  Actual performance is measured each year, with one-third of the cash-based award earned on December 31, 2012 based upon the year's economic profit achievement, one-third earned on December 31, 2013 based upon the year's economic profit achievement and one-third earned on December 31, 2014 based upon the year's economic profit achievement.  Actual achievement for each year in the three-year performance period may range from 0% to 200% of one-third of the total cash-based award target.  The Board established economic profit targets in 2012 for each year in the three-year performance period.  No portion of the award will be paid out until the first quarter of fiscal year 2015, and a Named Executive Officer must remain continuously employed by the Corporation (other than leaving employment as a result of death, disability or retirement) through December 31, 2014 to receive a payout.

The significant portion of each Named Executive Officer's Fiscal 2012 compensation opportunity tied to achievement of objective financial and personal strategic goals and creation of long-term value for shareholders demonstrates the commitment of the Corporation, the Board and the Compensation Committee to paying for performance.  The Corporation, Board and Compensation Committee also continue to demonstrate a commitment to including good governance standards in the Corporation's compensation program:

•	No perquisites. The Corporation, consistent with its longstanding culture, does not offer any perquisites to Named Executive Officers, other than standard relocation assistance.

•
Executive Stock Ownership Guideline.  Each Named Executive Officer is expected to demonstrate a commitment to the Corporation's member-owner culture  and alignment with shareholders by achieving a specified level of stock ownership (4x base salary for Mr. Askren and 2x base salary for each other Named Executive Officer) within a specified time.  As of the Record Date, each Named Executive Officer met or exceeded the specified level of ownership.  The Compensation Committee retains the flexibility to restructure awards for any Named Executive Officer not on track to meet the guideline ownership level.

•
Compensation Risk Assessment.  The Compensation Committee remains committed to monitoring the Corporation's compensation program for risk and oversees a multi-disciplinary management team in performing a robust annual assessment.

•
Anti-Hedging.  In Fiscal 2012, the Corporation strengthened its policy prohibiting members (including the Named Executive Officers) or Directors from engaging in short-term or speculative transactions involving the Corporation's securities, including short sales, margin transactions and buying put or call options.

•
Clawbacks.  If financial results are significantly restated due to fraud or intentional misconduct, the Board will review any performance-based compensation paid to executive officers who are found to be personally responsible for the fraud or intentional misconduct leading to the restatement and may, to the extent permitted by applicable law, seek recoupment of amounts paid in excess of the amounts appropriately paid based on the restated financial results.

Philosophy and Objective of the Executive Compensation Program

The Corporation's Vision Statement contains its core beliefs and values, including creating long-term value for shareholders, being profitable and pursuing profitable growth.  The Corporation's management and Board believe appropriately aligning the compensation of the Corporation's senior management, who are most equipped to drive corporate performance and define corporate strategy, with shareholders and the Corporation's financial performance is integral to maintaining profitability and creating long-term shareholder value.  Governance of the executive compensation program, including the hands-on involvement of the Compensation Committee and the oversight of independent Directors, is guided by those principles.

Governance of the Executive Compensation Program

The Compensation Committee and Independent Directors. The Compensation Committee, on behalf of the Board, has primary responsibility for the design and implementation of the executive compensation program.  The Compensation Committee designs compensation strategy and structure to assure it:

•	aligns with the long-term interests of shareholders and members;
•	compensates members fairly and reasonably relative to peers; and
•	reflects both corporate and individual performance.

With respect to compensation for the Named Executive Officers other than the Chairman and CEO, the Compensation Committee reviews and approves base salary changes, Incentive Plan, Performance Plan and Supplemental Income Plan ("SIP") awards.  The Compensation Committee considers recommendations from the Chairman and CEO with respect to base salary changes and setting and achieving individual goals under the Incentive Plan for other Named Executive Officers.

With respect to compensation for the Chairman and CEO, the Compensation Committee reviews and recommends to the Board for approval by the independent Directors base salary increases and Incentive Plan, Performance Plan and SIP awards for the Chairman and CEO.

All equity grants under the 2007 Compensation Plan require approval by the independent Directors (for grants to the Chairman and CEO) or the Board (for grants to the other Named Executive Officers), upon recommendation by the Compensation Committee.

Chairman and CEO.  The Compensation Committee requests and values the input of the Chairman and CEO regarding base salary increases, and setting and reviewing achievement of individual goals under the Incentive Plan, for other Named Executive Officers.  The Compensation Committee considers the Chairman and CEO's recommendations when making its annual determination with respect to base salary changes and Incentive Plan individual goal achievement for the other Named Executive Officers.

Corporate Departments.  The Corporation's Law, Finance and Member and Community Relations ("MCR") Departments support the Compensation Committee and the Board in a variety of ways related to executive compensation, including conducting executive compensation benchmark analysis, preparing compensation-related materials, providing recommendations on base salary increase percentages and annual and long-term incentive compensation award targets and providing updates on corporate governance laws and best practices.

Compensation Consultants.  The Compensation Committee occasionally retains an outside compensation consultant to provide data and recommendations for structuring and designing the Corporation's executive compensation program, selecting a peer group for benchmarking and establishing competitive incentive award targets.  In Fiscal 2012, the Compensation Committee engaged Frederick W. Cook & Co., Inc. ("FW Cook") to review the Corporation's peer group for evaluating the Chairman and CEO's compensation level and provide updated recommendations regarding the target award levels for the Chairman and CEO's annual and long-term incentive awards.

In Fiscal 2012, FW Cook did not provide any services to the Corporation other than this engagement by the Compensation Committee, and the Compensation Committee determined, based on an analysis of relevant factors including those required by the SEC, FW Cook had no conflict of interest in providing its services to the Compensation Committee.

The Role of Benchmarking and Market Data

Benchmarking is used by the Compensation Committee to:

•
compare the Chairman and CEO's base salary, annual and long-term incentive award opportunities and overall compensation to a defined peer group of companies the Corporation competes with for business, talent or both; and

•
survey data covering a wide range of companies to ensure the salaries, annual and long-term incentive award opportunities and overall compensation for the Named Executive Officers, other than the Chairman and CEO, are in line with similar roles at a broad base of other companies.

CEO and Chairman Benchmarking.  In the first quarter of 2010, the Compensation Committee and the Board, with the assistance of FW Cook, conducted an overall review of the Chairman and CEO's compensation, including base salary and annual and long-term incentive compensation (the "CEO Compensation Review").  As a part of the review, FW Cook collected and analyzed market information on several elements of total compensation for chairmen and chief executive officers, including base salary, annual incentive compensation and long-term incentive compensation.  In the first quarter of Fiscal 2012, FW Cook was engaged by the Compensation Committee primarily to re-evaluate the peer group identified in the CEO Compensation Review.  After analysis and recommendation from FW Cook, the Compensation Committee retained the same peer group in Fiscal 2012.

The following peer group of companies is used to benchmark the Chairman and CEO's compensation.  Generally, one common feature of all companies in the peer group is the Corporation may compete with them for talent, whether because they are in similar industries or share a similar level of business complexity, manufacturing approach, go-to market structure or other similarity to the Corporation.  The Compensation Committee also considered the relative size of the companies, including market capitalization and net sales, to determine which companies were comparable for inclusion in the peer group.   More detailed explanations are provided in the table below.

Company	Annual Revenues ($ millions)	Basis for Inclusion
A.O. Smith Corporation	1,711	Revenue; sector (building materials manufacturing); comparable employee headcount
Armstrong World Industries, Inc.	2,860	Sector (building materials, flooring and cabinetry manufacturing); serves North American new home and remodel construction market; comparable employee headcount
BE Aerospace, Inc.	2,500	Revenue; sector (aircraft cabin interior furniture, cabinetry and storage manufacturing)
Briggs & Stratton Corporation	2,067	Revenue; industry (industrial and consumer goods manufacturing)
Carlisle Companies Incorporated	3,225	Industry (industrial manufacturing); business model featuring decentralized operating units
Donaldson Company, Inc.	2,493	Revenue; industry (industrial manufacturing)
Furniture Brands International, Inc.	1,108	Sector (furniture and casegoods manufacturing); business model featuring many brands, each serving a targeted consumer or business furniture market; comparable employee headcount
Gardner Denver, Inc.	2,371	Revenue; industry (industrial manufacturing)
Herman Miller, Inc.	1,724	Revenue; sector (office furniture manufacturing)
Leggett & Platt, Incorporated	3,636	Sector (furniture, fixtures and office furniture components manufacturing)
Lennox International Inc.	3,304	Sectors (hearth products and building materials manufacturing); serves North American new home and remodel construction market; broad network of distribution channels
Lincoln Electric Holdings Inc.	2,695	Industry (industrial manufacturing); comparable employee headcount
Regal Beloit Corporation	2,808	Industry (industrial manufacturing); business model featuring decentralized, branded operating units serving unique markets
Snap-On Incorporated	2,854	Sector (durable household products and consumer goods manufacturing); comparable employee headcount
Steelcase Inc.	2,750	Sector (office furniture manufacturing); comparable employee headcount
Valmont Industries, Inc.	2,661	Sector (metal manufacturing); growth by acquisition; comparable employee headcount

To benchmark Mr. Askren's compensation in 2012, the comparative base salary data from the CEO Compensation Review was aged by applying an assumption of a 3 percent annual increase to the base salary data.  The Compensation Committee believes 3 percent represents a nationally accepted benchmark for merit increases based on broad-based survey data.  The Compensation Committee also reviewed additional base salary and incentive compensation data for the peer group provided by FW Cook.

The Compensation Committee targets the sum of the Chairman and CEO's base salary, target annual incentive and target long-term incentive at the median of the peer group.

With respect to incentive compensation, the Compensation Committee utilized the CEO Compensation Review to:

•	derive the peer market median annual and long-term incentive compensation award targets;
•	derive the peer market median for base salary and total cash compensation paid, generally composed of base salary and annual incentive compensation; and
•	establish, together with the independent Directors, annual and long-term incentive compensation award targets for Fiscal 2012.

Market Data for Other Named Executive Officers.  The Compensation Committee, with the assistance of the MCR Department, annually monitors market levels of base salary and short- and long-term incentive compensation using the following commercially available, broad-based, comparative market compensation survey reports developed by independent professional organizations and covering more than 3,000 companies over a broad range of industries (collectively, the "Survey Reports"):

•	Towers Watson, U.S. Compensation Data Bank – General Industry Executive Database, Single Regression Report dated March 1, 2012;
•	Mercer Human Resource Consulting ("Mercer"), – US Mercer Benchmark Database, Executive Compensation Survey dated March 1, 2012; and
•	Towers Watson Data Services – CompSource Online, Survey Report on Top Management Compensation dated April 1, 2012.

For purposes of the Compensation Committee's review, the MCR Department provides information combining and averaging market data from the Survey Reports to balance data outliers and increase reliability.  No industry peer group is selected from the data in the Survey Reports for competitive review because the Corporation competes for executives across varied industries.  The Compensation Committee focuses on the scope and scale of the executive officer's responsibility as the most important benchmarking factors for attracting and retaining executive officers.  In establishing appropriate compensation targets for executives, the MCR Department correlates business revenue and compensation across various industries to compare executives with responsibilities of similar scope and scale.

The Compensation Committee utilizes the Survey Reports to:

•
derive the approximate market median for base salary and total cash compensation paid, generally composed of base salary and annual incentive compensation, at the time of appointment or change in responsibilities or when there has been a significant change in market compensation levels;

•	derive the approximate market median for target awards at the time of appointment or change in responsibilities or when there has been a significant change in market compensation levels; and
•	establish award targets.

Elements of Executive Compensation Program

The key elements of the Corporation's executive compensation program are:

Annual Compensation

Element	Description	Purpose
Base Salary	Fixed level of annual base compensation and the foundation for setting incentive compensation targets.
Compensate executive officers for performing their job duties, reward executive officers for continually improving their know-how and breadth of capabilities and maintain market competitive compensation.

Annual Incentive Award (Annual Incentive Plan)
An award target equal to a percentage of base salary (100% for the Chairman and CEO, 75% for the other
Named Executive Officers) and earned 60% on the achievement of an economic profit target for the Corporation or operating unit and 40% on achievement of individual strategic objectives.
Focus the Named Executive Officers on pre-determined corporate financial goals and individual strategic objectives by rewarding achievement through performance-based incentive pay.

Long-Term Compensation

Element	Description	Purpose
Stock Options (2007 Compensation Plan)
Options to purchase shares of the Corporation's common stock which have an exercise price equal to the stock closing price on the date of the grant and vest four years and expire ten years after the date of the grant.
Align executive compensation with share price appreciation.
Performance-Based Cash Awards (Long-Term Performance Plan)
A long-term, performance-based award incentive to earn cash compensation at the end of a three-year performance plan based on the achievement of pre-determined economic profit goals in each year covered by the plan.
Align executive compensation to the Corporation's long-term financial performance, a key driver in creating long-term shareholder value.

Other Benefit Plans

For a description of the other compensation and benefit plans in which Named Executive Officers are eligible to participate, please see "Retirement and Other Compensation Plans" in this CD&A.  With the exception of a Supplemental Income Plan and Deferred Compensation Plan, the other plans available to the Named Executive Officers are generally available to the Corporation's members.

2012 Compensation Mix

For Fiscal 2012, the target compensation mix and actual compensation mix for Named Executive Officers is shown below (base salary, annual incentive and long-term incentive).  For the long-term portion, actual compensation mix was calculated based on actual 2012 performance under the 2012-2014 Plan and assumed target achievement for 2013 and 2014 under the Plan.

Analyzing the Difference of Target vs. Actual.  The composition of Fiscal 2012 compensation for the Named Executive Officers differed from the target primarily as a result of the variance of economic profit (for the Corporation or its operating units) under the Incentive Plan from the target level and the variance of economic profit for the Corporation under the 2012-2014 Performance Plan from the target level.  This resulted in the following for the portion of Incentive Plan attributable to pre-determined economic profit goals:

•	Messrs. Askren and Tjaden receiving awards below target; and
•	Messrs. Determan, Dittmer and Molinari receiving awards above target.

As the economic profit of the Corporation is the financial goal for all Named Executive Officers under the 2012-2014 Performance Plan, all Named Executive Officers received awards below target level under the 2012-2014 Performance Plan.

This variance between target and actual highlights the Corporation's pay for performance culture.  In a year where the Corporation's net sales, net income and economic profit showed significant improvement over Fiscal 2011, Named Executive Officers who receive annual incentive compensation based on the Corporation's performance received less than targeted annual incentive compensation because the improvement did not meet the aggressive targets approved by the Board.  All Named Executive Officers received less than targeted long-term incentive compensation based on Fiscal 2012 performance because improvement did not meet the aggressive goals approved by the Board.

Compensation Elements and Decisions in 2012

Base Salary.  For Fiscal 2012, the base salary for each Named Executive Officer was at or below the market median for the relevant position.  For the Chairman and CEO, the Compensation Committee derives the base salary market median from the CEO Compensation Review.  For the other Named Executive Officers, the Compensation Committee, with the assistance of the MCR Department, derives the base salary market median from the Survey Reports.

Based on individual circumstances, actual base salaries may be higher or lower than the market median based on the following factors, which are also considered annually by the Compensation Committee (and independent Directors in the case of the Chairman and CEO's base salary) when determining whether to award an increase in base salary:

•	potential for further growth, development and advancement;
•	individual performance and competency; and
•	nature of experience both in service to the Corporation and other experience.

The Compensation Committee normally approves base salary changes annually at the Board meeting prior to the anniversary date of each officer's appointment.  The Compensation Committee conducts the Chairman and CEO's annual base salary review at the February Board meeting and all independent Directors participate with the Compensation Committee members in this review.

Analysis of Base Salary Changes in Fiscal 2012.  Based primarily on performance, personal growth and market factors, the Compensation Committee (and with respect to the Chairman and CEO's base salary, the independent Directors) awarded the following base salaries.

Name and Principal Position	2011 Annual Base Salary ($)	2012 Annual Base Salary ($)	Increase ($)	Increase (%)	Approximate Market Median Annual Base Salary ($)	2012 Base Salary as Percentage of Market
Stan A. Askren	810,000	842,400	32,400	4.0	903,120	93%
Kurt A. Tjaden	363,800	378,350	14,550	4.0	435,550	87%
Bradley D. Determan	371,060	384,045	12,985	3.5	396,650	97%
Jerald K. Dittmer	410,025	423,350	13,325	3.3	516,300	82%
Marco V. Molinari	357,690	369,615	11,925	3.3	420,300	88%

The increases awarded were generally consistent with the Corporation's average increase reflecting individual performance and market competitiveness.

Incentive Compensation Philosophy.  The Compensation Committee typically approves (or recommends to all independent Directors for approval in the case of the Chairman and CEO) overall incentive compensation award targets, consisting of annual and long-term incentive compensation award targets, for each Named Executive Officer slightly above the market median to:

•	offset base salary targets set slightly below the market median;
•	emphasize pay for performance;
•	align executive and shareholder interests; and
•	encourage the achievement of established financial performance goals and individual strategic objectives.

The incentive compensation award, at the target level, is set to provide Named Executive Officers with market-competitive compensation. The Compensation Committee does not target actual payouts of annual or long-term incentive compensation at the market median.  To achieve a payout at 100 percent of target for either annual or long-term incentive compensation awards, executives must achieve superior results relative to economic and competitive conditions.

In addition to the Survey Reports, the Compensation Committee also considered the ratio of the Chairman and CEO's annual and long-term incentive compensation award targets to the award targets for the other Named Executive Officers.

Annual Incentive Compensation.  The Named Executive Officers are eligible for annual incentive compensation under the Incentive Plan, which was most recently approved by shareholders at the 2010 annual meeting of shareholders (the "2010 Annual Meeting").  The Incentive Plan is used to motivate executives annually to achieve specific financial performance goals and individual strategic objectives.

For Fiscal 2012, key features of the Incentive Plan were:

Award Target as a % of Base Salary
Chairman and CEO	100%
Other Named Executive Officers	75%

Basis of Award Achievement
Achievement of Financial Goals	60%
Attainment of Individual Strategic Objectives	40%

The Chairman and CEO's annual incentive compensation award target is a greater percentage of annual base salary than the targets for the other Named Executive Officers because the Chairman and CEO has the greatest potential impact on the Corporation's annual performance.  The weighting between corporate financial goals and individual objectives encourages the proper focus by the Named Executive Officers on both annual financial returns and individual contributions to the Corporation's strategic objectives.

The awards are paid in February following the fiscal year for which they are earned, subject to a participant's employment with the Corporation on the last day of the fiscal year for which an award is earned.  Any early termination of employment other than due to death, disability, retirement or a change in control of the Corporation prior to the end of the performance period results in forfeiture of any outstanding awards.  The awards are paid in cash unless the executive requests and the Compensation Committee approves taking the payment or part of the payment in the form of Common Stock or the Compensation Committee determines, in its sole discretion, the executive's respective stock ownership level under the Executive Stock Ownership Guideline does not reflect appropriate progress toward the executive's five-year goal.

Financial Performance Goals:  Economic profit serves as the measurement for financial performance goal achievement because it promotes the simultaneous optimization of growth, earnings and capital efficiency.  Economic profit is defined as after-tax operating profit less a charge for invested capital.  The Corporation views economic profit as the best indicator of long-term shareholder value creation and correlating well with long-term stock price appreciation because it accounts for the investment required to generate a return by including a charge on invested capital.

Each year, management prepares an annual financial plan the Board approves and the Compensation Committee utilizes to establish economic profit goals, which the Board also approves.  The economic profit goals are based on current strategic market conditions (e.g., strength of the housing market, global economy or corporate earnings) and business opportunities (e.g., launch of new product line or integration of recently acquired business) factored into the annual financial plan.  The Board evaluates and approves separate economic profit goals for the Corporation and each operating unit.

Economic profit goals are tied to a predetermined payout percentage shown in an award matrix.  Payout achievement percentages range between 0 and 200 percent of target based on economic profit achievement.  Payout levels are expected to be between 80 and 120 percent of target in most years and average approximately 100 percent of target over time.  The Compensation Committee establishes the target level of economic profit as an aggressive but achievable goal for the Corporation as a whole or any operating unit based on economic and competitive conditions at the time goals are established.  For Fiscal 2012, economic profit achievement representing a 25 percent payout level reflects threshold performance required to receive a payout, while economic profit achievement representing a 200 percent payout level reflects the maximum incentive for exceptional performance.  Achievement at or below the 25 percent payout threshold or achievement of a 200 percent payout level is expected to occur infrequently.

Individual Strategic Objectives.  Each Named Executive Officer's individual strategic objectives are based on broad strategic objectives of the Corporation or a particular operating unit and are defined and measured within the Corporation's fiscal year.  The independent Directors annually review and approve the Chairman and CEO's individual strategic objectives.  The Chairman and CEO annually reviews and approves the individual strategic objectives of each other Named Executive Officer.  Individual strategic objectives are designed to focus each Named Executive Officer on those matters having a significant impact on their individual area of responsibility.

At year-end, each Named Executive Officer evaluates their performance against their individual strategic objectives.  The Chairman and CEO, after reviewing these self-evaluations, recommends the achievement percentage for each other Named Executive Officer's individual strategic objectives for Compensation Committee approval.  The independent Directors, after reviewing the Chairman and CEO's self-evaluation, determine the achievement percentage of the Chairman and CEO's individual strategic objectives.  Achievement percentages for each objective range from 0 to 125 percent.  There is no threshold performance level for the individual strategic objective component of the annual incentive compensation award.

If a Named Executive Officer fails to achieve an individual strategic objective, the portion of the Named Executive Officer's annual incentive compensation award based solely on achievement of individual strategic objectives will be reduced.  A Named Executive Officer's inability to make significant progress toward achieving individual strategic goals may also result in lower-than-expected financial performance for the Corporation or an operating unit and may negatively affect the portion of the officer's annual incentive compensation award based on the Corporation's or operating unit's financial performance.

Analysis of 2012 Financial Performance Goals.  The Board evaluated and approved economic profit goals for the Corporation and each operating unit for Fiscal 2012 at the February 2012 Board meeting.

HNI – 2012 Annual Incentive Plan Matrix.

The Named Executive Officers eligible for awards based on the financial performance of the Corporation are Messrs. Askren and Tjaden.  For Fiscal 2012, the economic profit goal for the Corporation as a whole was $4,778,000, and actual economic profit achievement was $1,685,000, resulting in a 91% percent payout as reflected in the table below.  Economic profit achievement fell below the target primarily due to weaker than expected sales in the second half of Fiscal 2012, largely attributable to market and economic uncertainty and slower than anticipated growth.  The delivery of economic profit below target level resulted in below target payouts under the financial portion of the Incentive Plan for Messrs. Askren and Tjaden.

Economic Profit Achievement ($)	Financial Component of Annual Incentive Compensation Award – Payout (%)
Less than $(21,109,000)	0%
$(21,109,000)	25%
$(12,480,000)	50%
$(3,851,000)	75%
$4,778,000	100%
$9,358,000	125%
$13,937,000	150%
$18,516,000	175%
$23,095,000	200%

Messrs. Askren and Tjaden earned payouts of $459,950 and $154,935, respectively, under the financial component of the Incentive Plan.  These amounts were calculated as follows:

•	For Mr. Askren: ($842,400 * 60%) * 91%.
•	For Mr. Tjaden: ($283,763 * 60%) * 91%.

Messrs. Determan, Dittmer and Molinari are eligible for awards based on the financial performance of each executive's individual area of responsibility (one or more operating units).  This structure aligns executives' interests with the financial performance of their relevant areas of responsibility.

The financial component of Mr. Determan's annual incentive compensation award is based on achievement of the economic profit goal of Hearth & Home Technologies ("HHT") (HHT is the only operating unit included in the Corporation's hearth products operating segment).  For Fiscal 2012, the economic profit goal for HHT was $(8,848,000), and economic profit achievement was $(4,071,000), resulting in a 200% payout as shown in the graph below.

HHT – 2012 Annual Incentive Plan Matrix.

Economic Profit Achievement ($)	Financial Component of Annual Incentive Compensation Award – Payout (%)
Less than $(14,697,000)	0%
$(14,697,000)	25%
$(12,747,000)	50%
$(10,797,000)	75%
$(8,848,000)	100%
$(7,717,000)	125%
$(6,586,000)	150%
$(5,455,000)	175%
$(4,324,000)	200%

Mr. Determan earned a payout of $345,641 under the financial component of the Incentive Plan.  This amount was calculated as follows:  ($288,034 * 60%) * 200%.

The financial component of Mr. Dittmer's annual incentive compensation award is based on the achievement of the economic profit goal of The HON Company, the Corporation's operating unit for which he is responsible.  The financial component of Mr. Molinari's annual incentive compensation award is based on achievement of the economic profit goals of HNI International ("HNII") and Lamex, the Corporation's operating units for which he is responsible.  In addition, the financial component of Mr. Molinari's annual incentive compensation award is increased or decreased based on the level of Lamex sales (i.e., for a given level of economic profit achievement, the greater the level of Lamex sales, the greater the financial component of Mr. Molinari's annual incentive compensation award).  The Corporation considers the economic profit goals and achievements of HON, HNII and Lamex to be confidential and does not disclose them, or individual operating company results, publicly.

As for all Named Executive Officers, the economic profit performance goals for Messrs. Dittmer and Molinari are set aggressively and require superior performance by the officers and their corresponding operating units and areas of responsibility.  Nonetheless, because the Corporation and Board expect superior performance on a consistent basis, Messrs. Dittmer and Molinari are expected to achieve 100 percent of target over time on the financial component of their respective annual incentive compensation awards under the Incentive Plan.

Analysis of 2012 Individual Strategic Objectives. A summary of each Named Executive Officer's individual strategic objectives for Fiscal 2012 is shown below.

Name	Individual Strategic Goals
Stan A. Askren
• enhance customer value and market impact by enhancing brand strength, tailoring and focusing business and selling models and accelerating impactful product and solutions development;
• build best cost, lean enterprise by leading business system transformation, accelerating HNI-wide leverage and driving enterprise-wide productivity; and
• enhance culture and capabilities by leveraging core culture and values and enhancing member engagement, leadership development and diversity.

Kurt A. Tjaden
• enhance culture and capabilities by leading the Finance Department to breakthrough improvement in capacity and capability and supporting achievement of breakthrough objectives; and
• build best cost, lean enterprise by leading business system transformation to successful implementation to deliver efficient and effective process and controls and increased value creation.

Bradley D. Determan
• lead HHT's achievement of breakthrough sales results and implementation of selling models;
• enhance culture and capabilities by leading HHT's achievement of breakthrough customer experience; and
• build best cost, lean enterprise by developing lean models and tools.

Jerald K. Dittmer
• enhance culture and capabilities by developing talent to support strategic initiatives;
• build best cost, lean enterprise by leading business transformation initiative at The HON Company; and
• build market power by leading transformation and acceleration of business growth, quality of customer interaction, new product offerings and by leading Sagus integration.

Marco V. Molinari
            • build market power by accelerating profitable growth, transforming export business and executing transformative India market entry;
            • build best cost, lean enterprise by driving productivity, accelerating working capital velocity, developing platforms for profitable growth and delivering expense productivity; and
            • enhance culture and capabilities by implementing organizational development capability, driving internal talent development and creating a zero injury environment.

The Named Executive Officers delivered significant results on the stated goals resulting in average attainment of individual strategic objectives from 90% to 104%.

2012 Incentive Plan Aggregate Payouts.  The table below sets forth detailed information regarding the aggregate payouts under the Incentive Plan for each Named Executive Officer for Fiscal 2012:

Name	Annual Incentive Compensation Award Target ($)	Actual Award Payout Attributable to Financial Goals ($)	Actual Award Payout Attributable to Strategic Objectives ($)	Total Payout ($)	Actual Payout as % of Target (%)
Stan A. Askren	842,400	459,950	350,438	810,388	96
Kurt A. Tjaden	283,763	154,935	107,830	262,765	93
Bradley D. Determan	288,034	345,641	103,692	449,333	156
Jerald K. Dittmer	317,513	224,799	124,465	349,264	110
Marco V. Molinari	276,986	171,177	104,147	275,324	99

Each Named Executive Officer received the 2012 Incentive Plan award payout in cash.

Long-Term Incentive Compensation.  Long-term incentive compensation is designed to focus executives on long-term value creation measured by objective financial performance metrics and long-term stock price appreciation, incenting executives to remain with the Corporation and providing balance to annual incentive compensation.  Long-term incentive compensation is provided through annual:

•	Performance-base awards with rolling three-year performance periods under the Performance Plan; and
•	Equity grants to select executives, including all of the Named Executive Officers, under the 2007 Compensation Plan.

In most years, the two types of long-term incentive compensation provide an appropriate balance between emphasizing financial performance (Performance Plan awards) and stock price performance (stock options).  The Compensation Committee and the Board annually evaluate and approve the award targets to strike the appropriate balance between Performance Plan awards and stock options for each Named Executive Officer.  In Fiscal 2012, the Compensation Committee (and in the case of the Chairman and CEO, the independent directors) awarded long-term incentive compensation in the form of Performance Plan awards (25 percent) and stock options (75 percent).

Performance Plan. The Performance Plan was approved by shareholders at the 2010 Annual Meeting.  Economic profit is used as the performance measure for the Performance Plan for the reasons described under "Annual Incentive Compensation – Financial Performance Goals" on page 24 of this Proxy Statement.  Under the Performance Plan, economic profit is defined as after-tax operating profit less a charge for invested capital, with cash normalized to a fixed amount for purposes of the calculation.  The amount of economic profit calculated under the Performance Plan will differ from economic profit under the Incentive Plan because the Performance Plan's definition of economic profit assumes cash to be a fixed amount for purposes of the calculation.  A fixed level of cash is assumed under the Performance Plan to eliminate the effect on long-term compensation of a change in corporate cash management strategy during the period.

The Fiscal 2012 Performance Plan award covers a three-year performance period (2012, 2013 and 2014).  Under the Fiscal 2012 Performance Plan, each year of the performance period is viewed separately, with one-third of the award eligible to be earned (ranging from 25 percent of the target if the threshold level of economic profit is achieved to 200 percent of the target if the breakthrough level of economic profit is achieved).  The Compensation Committee recommended and the Board approved the economic profit goals for each year in the performance period in February 2012, with a base level of economic profit achievement equal to a 100 percent payout and breakthrough level of economic profit achievement equal to a 200 percent payout.  The Performance Plan award has a 25 percent annual threshold level of economic profit achievement required to earn an award for the year.  Economic profit achievement representing a 100 percent payout level was established as an aggressive but achievable goal for the Corporation based on economic and competitive conditions at the time goals were established.  Payout levels are expected to average approximately 100 percent across multiple performance periods and failure to achieve a 25 percent payout level or achievement of a 200 percent payout level will occur infrequently.  For information on how the Compensation Committee and/or independent Directors determine the long-term incentive compensation award targets and corresponding market medians for each Named Executive Officer, see "The Role of Benchmarking and Market Data" above on page 18 of this Proxy Statement.

Fiscal 2012 also represented the second year of the three-year performance period under the Fiscal 2011 Performance Plan, which covers 2011, 2012 and 2013.  A discussion of the Fiscal 2011 Performance Plan design was contained in the Proxy Statement for the 2012 Annual Meeting, and an analysis of the achievement of the 2012 economic profit target under the Fiscal 2011 Performance Plan is contained below under "Analysis of 2012 Long-Term Incentive Grants and Awards Earned."

Stock Option Awards.  Under the 2007 Compensation Plan, the Board grants stock options with an exercise price equal to the closing price of a share of Common Stock on the date of grant.  Annual grants typically occur at the February Board meeting.  The Board may grant stock options, Performance Plan awards or RSUs throughout the year for a new hire, a significant promotion or other special circumstances.  The amount of income realized by an executive from an option is equal to the stock appreciation between the grant and the exercise dates, which aligns the interests of the Named Executive Officers with the long-term value creation for shareholders.  Stock option grants are limited to a group of executives (73 in Fiscal 2012, including all of the Named Executive Officers) who have the ability through their leadership and strategic actions to significantly impact the Corporation's long-term performance and, consequently, its stock price.

The exercise price may be paid:
•	in cash;
•	in shares of Common Stock at fair market value on the date of delivery;
•	by authorizing the Corporation to withhold shares of Common Stock, which would otherwise be delivered upon exercise of the option, having a fair market value equal to the exercise price;
•	in cash by a broker-dealer to whom the executive has submitted an irrevocable notice of exercise; or
•	by any combination of the above.

The Corporation uses the Black-Scholes option valuation method to calculate the number of options granted, which is based on the targeted dollar value of the award.  All stock options cliff-vest four years and expire ten years after the date of grant.  This provides a balance between the shorter three-year period Performance Plan awards granted in Fiscal 2012 and the longer term options.  Early termination of employment other than due to death, disability, retirement or a change in control of the Corporation results in forfeiture of unvested option awards and a reduction in the exercise period of vested option awards.  This policy is designed to motivate executives to focus on long-term value creation and support retention.

Analysis of 2012 Long-Term Incentive Grants and Awards Earned.  The table below shows the long-term incentive compensation award targets for each Named Executive Officer under the Fiscal 2012 Performance Plan.

Participant	Total Long-Term Incentive Compensation Target ($)	Total Long-Term Incentive Compensation Award Target (% of Annual Base Salary at Time of Award)
Stan A. Askren	2,527,200	300
Kurt A. Tjaden	545,700	150
Bradley D. Determan	556,589	150
Jerald K. Dittmer	615,038	150
Marco V. Molinari	536,535	150

Stock option grants represented 75 percent of each Named Executive Officer's long-term incentive compensation award granted in Fiscal 2012, and the Performance Plan award represented the remaining 25 percent of each Named Executive Officer's long-term incentive compensation award granted in Fiscal 2012.  The mix of stock options and a Performance Plan award appropriately achieved the goal of focusing executives on the creation of long-term value by rewarding long-term financial performance and stock price appreciation.

Stock Options Granted in 2012. In Fiscal 2012, the Board granted stock options to each Named Executive Officer on February 15, 2012.  The exercise price for stock options, which is the closing price of a share of Common Stock on the date of grant, was $25.46 per share.  See the option valuation table below for additional details regarding stock option awards in Fiscal 2012 for each Named Executive Officer:

Name	Targeted Value of Stock Options Granted in 2012 ($)(1)	Number of Stock Options Granted (#)
Stan A. Askren	$1,895,400	218,364
Kurt A. Tjaden	$ 409,271	47,151
Bradley D. Determan	$ 417,439	48,092
Jerald K. Dittmer	$ 461,281	53,143
Marco V. Molinari	$ 402,405	46,360

_____________________
Notes

(1)
The Black-Scholes option value for award purposes was $8.68 and differs from the Black-Scholes option value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation ("FASB ASC Topic 718"), for financial statement reporting purposes ($8.30).  The difference between the Black-Scholes option value for award purposes and the Black-Scholes option value for financial statement reporting purposes results from utilizing a ten-year option life when calculating the value of an award and a six-year expected option life when reporting the value of the award under FASB ASC Topic 718.  Utilization of the ten-year option life when calculating the value of an award results in fewer options granted to executives due to the higher option value produced.

Performance Plan Awards Earned in 2012.  The economic profit achieved by the Corporation in Fiscal 2012 represented (i) the performance goal for the first year of the 2012-2014 Performance Plan and (ii) the performance goal for the second year of the 2011-2013 Performance Plan.  For Fiscal 2012, the Corporation's economic profit was $1,399,000 under the 2011-2013 Plan, resulting in an earned award of 59% for Fiscal 2012, and $3,898,000 under the 2012-2014 Plan, resulting in an earned award of 83% for Fiscal 2012.  The difference between the economic profit for Fiscal 2012 under the 2011-2013 Plan and under the 2012-2014 Plan is attributable to the use of a different weighted average cost of capital assumption (as one target was set in 2011 and the other in 2012) and the phase-in of goodwill related to companies acquired after the target was established.

Fiscal 2012 HNI Economic Profit Matrix

2012-2014 Performance Plan		2011-2013 Performance Plan
Economic Profit Achievement	Financial Component of Performance Plan (%)	Economic Profit Achievement	Financial Component of Performance Plan (%)
$(15,291,000)	25%	$(15,581,000)	25%
$(6,957,000)	50%	$(3,081,000)	50%
$1,376,000	75%	$9,419,000	75%
$9,709,000	100%	$21,919,000	100%
$13,168,000	125%	$31,295,000	125%
$16,627,000	150%	$40,671,000	150%
$20,086,000	175%	$50,047,000	175%
$23,545,000	200%	$59,423,000	200%

The economic profit target and payouts for Fiscal 2012 differ between the 2012-2014 Performance Plan and the 2011-2013 Performance Plan as a result of the Compensation Committee recommending, and the Board approving, an economic profit target for each year in a Performance Plan at the beginning of the Performance Plan (e.g., the Fiscal 2012 economic profit target under the 2011-2013 Performance Plan was set in February 2011).

The Named Executive Officers earned the following amounts under the 2012-2014 Performance Plan based on Fiscal 2012 performance:

Participant	Target 2012-2014 LTPP Award for 2012 Performance Period ($)	Actual 2012 Performance Period Achievement (%)	Award Earned for 2012 Performance Period Achievement ($)
Stan A. Askren	210,600	83	174,798
Kurt A. Tjaden	45,475	83	37,744
Bradley D. Determan	46,382	83	38,497
Jerald K. Dittmer	51,253	83	42,540
Marco V. Molinari	44,711	83	37,110

The Named Executive Officers earned the following amounts under the 2011-2013 Performance Plan based on Fiscal 2012 performance:

Participant	Target 2011-2013 LTPP Award for 2012 Performance Period ($)	Actual 2012 Performance Period Achievement (%)	Award Earned for 2012 Performance Period Achievement ($)
Stan A. Askren	202,500	59	119,475
Kurt A. Tjaden	43,725	59	25,798
Bradley D. Determan	44,385	59	26,187
Jerald K. Dittmer	48,813	59	28,799
Marco V. Molinari	42,991	59	25,365

While these amounts have been earned by the Named Executive Officers, no portion of the Performance Plan award is payable unless the Named Executive Officer is continuously employed by the Corporation through the end of the performance period (December 31 of the last year covered by the Performance Plan).  Any early termination of employment other than due to death, disability, retirement or a change in control of the Corporation prior to the end of the three-year period results in forfeiture of any outstanding awards.  Payout of amounts earned under the Performance Plan is scheduled to occur in the first quarter of the year following the last year in the Performance Plan (e.g., first quarter 2015 for the 2012-2014 Performance Plan).

Retirement and Other Compensation Plans

The descriptions below summarize other compensation and retirement plans in which Named Executive Officers are eligible to participate.  These plans do not change significantly from year to year, and other than with respect to participation in the SIP, do not involve annual compensation decisions by the Compensation Committee or the Board.

Supplemental Income Plan.  The SIP is available to select key executives who consistently earn income above compensation caps on the qualified plan (i.e., 401(k) plan) and cash profit-sharing benefits.  The 2012 statutory compensation limit for qualified plan and cash profit-sharing benefits was $250,000.  Any compensation in excess is excluded from the eligible earnings used to calculate the benefits.

Each year, the Compensation Committee approves and the Board ratifies participation in the SIP.  The SIP provides a benefit to the plan's participants, including the Named Executive Officers, equal to the additional amounts the participants would have earned had the Corporation's qualified plan and cash profit-sharing benefits not been subject to compensation caps, except no income attributable to the Performance Plan is considered.  The benefit is paid on an after-tax basis in the form of fully vested shares of Common Stock issued under the 2007 Compensation Plan or cash at the discretion of the Compensation Committee.

In Fiscal 2012, the Compensation Committee determined all SIP benefits would be in the form of shares of Common Stock.  The SIP shares bear a restrictive legend prohibiting the transfer by sale, pledge, gift or otherwise while the participant is employed by the Corporation.  The number of shares of Common Stock is calculated by dividing the amount of the benefit by the closing price of a share of Common Stock on the date the benefit is paid, with cash payable in lieu of any fractional share.  The Corporation pays all SIP benefits on the first day of its March fiscal month (or the next closest business day if the day is a weekend or holiday) of each year.  Participation in the SIP is provided to assure the overall competitiveness of the executive compensation program.  With respect to SIP shares, the transfer restriction is intended to facilitate long-term stock ownership by executives, thereby further aligning the interests of executives with the interests of shareholders.

Deferred Compensation Plan.  Executives eligible for compensation under the Incentive Plan, which include all of the Named Executive Officers, are eligible to participate in the HNI Corporation Executive Deferred Compensation Plan (the "Deferred Plan").  The Deferred Plan allows executives to voluntarily defer base salary, Incentive Plan awards, Performance Plan awards, SIP benefits and other amounts.  The purpose of the Deferred Plan is to allow eligible executives to voluntarily defer the receipt of compensation to supplement retirement and achieve personal financial planning goals.  Amounts can be deferred to a cash account earning interest at a rate set each year at one percent above the prime interest rate or to a notional stock account in the form of nonvoting share units fluctuating in value based on the price increase or decrease of Common Stock and earn dividends distributed to all shareholders.  The dividends are automatically reinvested for each participant to acquire additional nonvoting shares units.  For any cash compensation deferred to the notional stock account, the number of nonvoting share units is determined by dividing the amount of the compensation by the fair market value of a share of Common Stock on the date the compensation would have otherwise been paid.  Each participant elects, on an annual basis, the date or dates of distribution (i.e., a participant can elect a lump-sum distribution or distribution via annual installments not to exceed 15) of any deferred amounts.  During Fiscal 2012, the Chairman and CEO was the only Named Executive Officer who participated in the Deferred Plan.

Profit-Sharing Retirement Plan.  Each Named Executive Officer participates in the HNI Corporation Profit-Sharing Retirement Plan (the "Retirement Plan").  The Retirement Plan is a defined contribution plan including both pre- and after-tax member contributions as well as various employer contributions and is generally available to all members.  Members are eligible to make voluntary (pre- and/or after-tax) contributions immediately upon hire.  One year of service is typically required to be eligible for employer contributions.  Each Named Executive Officer is eligible for employer contributions.  These contributions are reflected in the "All Other Compensation" Column of the Summary Compensation Table.

Cash Profit-Sharing Plan.  Each Named Executive Officer participates in and is eligible for distributions under the HNI Corporation Cash Profit-Sharing Plan (the "Cash Profit-Sharing Plan").  The Cash Profit-Sharing Plan consists of cash profit-

sharing calculated and generally paid twice per year.  The actual amount of the profit-sharing benefit paid is based upon the profitability (net profit) of each respective operating unit for those members employed by an operating unit or consolidated adjusted net profit of the Corporation for those members employed directly by the Corporation.  Members (who are not members of a bargaining unit) are generally eligible to participate after completion of one year of continuous service.  To be eligible for distribution, a member must be:

•	employed at the date of distribution (including on leave of absence or receiving disability pay);
•	retired in accordance with the retirement policy during the most recent profit-sharing period; or
•	terminated due to disability.

Amounts paid to the Named Executive Officers under the Cash Profit-Sharing Plan are reflected in the "Bonus" Column of the Summary Compensation Table.

Change in Control, Post-Employment and Other Events

No Named Executive Officer has an employment contract with the Corporation, which is consistent with the Corporation's general practice not to provide employment agreements.  Certain executives, including the Named Executive Officers, have entered into a Change In Control Employment Agreement ("CIC Agreement") with the Corporation.  The CIC Agreement is designed to assure the continuity of executive management during a threatened takeover and ensure executive management is able to objectively evaluate any CIC proposal and act in the best interests of shareholders during a possible acquisition, merger or combination.  Benefits payable under the CIC Agreements have a "double trigger," which means payments under the CIC Agreements are triggered only by termination of the executive by the Corporation other than for cause or disability or by the executive terminating employment for good reason.  Please see "Potential Payments Upon Termination or Change in Control" for a discussion of the terms of the CIC Agreements.

Upon a change in control or upon retirement eligibility, certain awards granted under the Incentive Plan, the Performance Plan and the 2007 Compensation Plan become immediately vested or payable and are not conditioned on a termination of employment.  Please see "Potential Payments Upon Termination or Change in Control" for a discussion of the effect of a change in control and retirement eligibility on awards granted under benefit plans.

Other Features of the Executive Compensation Program

Perquisites. Consistent with its longstanding culture, the Corporation does not provide executives with any special or unique perquisites, for example reserved parking spaces, company cars, country club memberships or personal use of the Corporation's assets.  Relocation assistance is provided to executives under a relocation program broadly available for employees transferred within the Corporation and newly-hired professional employees.  Executives participate in the same health, retirement, profit sharing, disability and life insurance programs and member stock purchase plan as other members.  The dollar value of Corporation-paid life insurance premiums under the HNI Corporation Group Term Life Insurance Plan ("Life Insurance Plan") for each Named Executive Officer is reflected in the "All Other Compensation" Column of the Summary Compensation Table.

Enhanced Anti-Hedging Policy.  In Fiscal 2012, the Corporation adopted a revised Insider Trading Policy including an enhanced policy prohibiting officers (including the Named Executive Officers) or Directors from hedging their ownership of the Corporation's common stock (including prepaid variable forwards, equity swaps, collars and exchange funds), engaging in short sales or purchasing put or call options, pledging their shares of the Corporation's common stock, holding them in a margin account or engaging in short-term transactions with shares of the Corporation common stock.  This policy is designed to ensure alignment of officers and Directors with shareholders and requires them to bear the full economic risk of share ownership.  Each Named Executive Officer is in compliance with the Corporation's anti-hedging policy.

Executive Stock Ownership Guideline.  The Board has adopted an Executive Stock Ownership Guideline based on the belief key executives who can impact shareholder value through their achievements should have a significant ownership interest in the Corporation's stock.  Under the guideline, ownership levels are provided for executives to acquire and hold a recommended ownership interest in the Corporation's stock based on their position and compensation level.  The guideline is intended to align the interests of key executives with shareholder interests.  The guideline ownership levels are shown below:

Position	$ Value of Shares
Chairman of the Board, President and CEO	4.0 x Base Salary
Operating Company (Unit) Presidents, Chief Financial Officer and Executive Vice Presidents	2.0 x Base Salary
Other Officers	1.5 x Base Salary

Executives are encouraged to reach their respective stock ownership level within five years of the date the individual assumes an executive position covered by the guideline.  The Compensation Committee annually reviews each executive's progress toward the goal.  The Compensation Committee can specify a percentage of the executive's annual incentive compensation be paid in shares of Common Stock if it determines an executive is not achieving appropriate progress toward the goal.

In addition to shares directly owned by the executive, the guideline credits the executive with vested shares allocated to the executive under the qualified and non-qualified retirement plans and with the number of shares (net of the exercise price) appropriately issued to the executive if the executive exercised vested stock options.  Each Named Executive Officer has achieved the specified level of ownership.

Executive Compensation Clawback.  Financial goals related to previous annual or long-term incentive compensation awards have not been altered by any restatement or retroactively adjusted financial information.  If financial results are significantly restated due to fraud or intentional misconduct, the Board will review any performance-based compensation paid to executive officers who are found to be personally responsible for the fraud or intentional misconduct leading to the restatement and may, to the extent permitted by applicable law, seek recoupment of amounts paid in excess of the amounts appropriately paid based on the restated financial results.

Tax Deductibility of Executive Compensation.  The Corporation typically seeks to maximize the tax deductibility of all components of executive compensation where appropriate.  Section 162(m) of the Code ("Section 162(m)") limits the ability of public companies to deduct compensation in excess of $1,000,000 paid annually to the chief executive officer and the three other most highly compensated executive officers, not including the chief financial officer.  There are exceptions to this limit, including compensation qualified as "performance-based."  The portion of the Incentive Plan award linked to financial performance and any Performance Plan and stock option awards comply with the exception to Section 162(m) and are not considered in determining the $1,000,000 limit.  In Fiscal 2012, RSUs which were not considered "performance-based" under Section 162(m) vested for each Named Executive Officer.  As a result, certain compensation for each Named Executive Officer was not deductible by the Corporation.

Impact of Prior Compensation in Setting Elements of Compensation

Prior compensation of the Named Executive Officers does not generally impact how elements of current compensation are set.  The independent Directors and the Compensation Committee believe the competitive environment mandates current total compensation be sufficient to attract, motivate and retain top management.  The Compensation Committee analyzes outstanding equity grants, outstanding Incentive Plan and Performance Plan awards and ownership of Common Stock for each Named Executive Officer to ensure future stock equity grants, Incentive Plan and Performance Plan awards, CIC Agreements and other benefits provide appropriate and relevant incentives to the executives.  Based on the current analysis, the Compensation Committee believes prior compensation will not impact the ongoing effectiveness of the compensation objectives.

Say on Pay Vote Results

The Corporation held its annual advisory (nonbinding) vote to approve Named Executive Officer compensation at the 2012 Annual Meeting.  Approximately 97% of the votes cast by shareholders were in favor of the compensation program for Named Executive Officers described in the Corporation's proxy statement for the 2012 Annual Meeting.  The Compensation Committee reviewed its Named Executive Officer compensation decisions with respect to Fiscal 2012 in light of this substantial shareholder support and further considered the results of the advisory vote when making Named Executive Officer compensation decisions in early Fiscal 2013.  Given the significant shareholder support voiced through the advisory vote on Named Executive Officer compensation, the Compensation Committee continued to apply substantially the same principles in determining the amounts and structure of executive compensation and renewed its commitment to paying for performance.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A, which begins on page 16 of this Proxy Statement, with management, and based on review and discussions, the Compensation Committee recommended to the Board the CD&A be included in this Proxy Statement.

HUMAN RESOURCES AND COMPENSATION COMMITTEE
Dennis J. Martin, Chairperson
Miguel M. Calado
Ronald V. Waters, III

Summary Compensation Table

The table below shows the compensation awarded to, earned by or paid to each of the Named Executive Officers for Fiscal 2012, Fiscal 2011 and Fiscal 2010.  The Corporation does not have employment agreements with any of its executives.  While employed, executives are entitled to base salary, participation in the executive compensation programs identified in the tables below and discussed in the CD&A and other benefits common to all members.  The performance-based conditions associated with Performance Plan and Incentive Plan awards as well as salary and bonus in proportion to total compensation are discussed in detail throughout the CD&A, which begins on page 16 of this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($) (6)
Stan A. Askren Chairman, President and Chief Executive Officer, HNI Corporation	2012 2011 2010	838,662 806,884 764,047	3,763 3,773 2,732	-- -- 418,837	1,812,421 1,643,626 1,778,967	1,104,662 1,195,965 911,352	138,109 128,007 113,734	3,897,617 3,778,255 3,989,669
Kurt A. Tjaden Vice President and Chief Financial Officer, HNI Corporation	2012 2011 2010	369,117 354,915 337,231	3,763 3,773 2,732	-- -- 88,607	391,353 354,908 376,320	326,307 347,907 299,604	38,036 37,153 34,586	1,128,576 1,098,656 1,139,080
Bradley D. Determan Executive Vice President, HNI Corporation President, Hearth & Home Technologies	2012 2011 2010	379,300 365,220 345,898	4,112 3,965 1,355	-- -- 88,607	399,164 360,265 376,320	514,017 495,425 281,756	43,468 33,031 22,476	1,340,061 1,257,906 1,116,412
Jerald K. Dittmer Executive Vice President, HNI Corporation President, The HON Company	2012 2011 2010	421,045 406,646 384,373	10,538 8,979 10,498	-- -- 95,305	441,087 396,197 689,920	420,604 311,629 326,849	81,743 80,641 88,290	1,375,017 1,204,092 1,595,235
Marco V. Molinari Executive Vice President, HNI Corporation President, HNI International	2012 2011 2010	365,962 353,721 340,568	3,763 3,773 2,732	-- -- 89,208	384,788 348,945 378,946	337,799 435,422 339,718	42,021 38,843 30,774	1,134,333 1,180,704 1,181,946

__________________ Notes

(1)
The amounts in this column reflect the payments of cash profit-sharing during calendar years 2012, 2011 and 2010 under the Cash Profit-Sharing Plan.  Cash profit-sharing is earned on a non-fiscal year cycle and is available to all members, generally after a full year of service, on a non-discriminatory basis.

(2)
No stock awards were granted in Fiscal 2012 and Fiscal 2011.  For Fiscal 2010, the amounts in this column reflect the aggregate grant date fair value of RSUs granted under the 2007 Compensation Plan computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculations of these amounts are included in the footnote titled "Stock-Based Compensation" to the Corporation's audited financial statements for:  (i) Fiscal 2010 included in the Corporation's Annual Report on Form 10-K for the year ended January 1, 2011.

(3)
The amounts in this column reflect the aggregate grant date fair value of stock options granted in Fiscal 2012, Fiscal 2011 and Fiscal 2010 under the 2007 Compensation Plan computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculations of these amounts are included in the footnote titled "Stock-Based Compensation" to the Corporation's audited financial statements for:

(i) Fiscal 2012 included in the Corporation's Annual Report on Form 10-K for the year ended December 29, 2012; (ii) Fiscal 2011 included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2011; and (iii) Fiscal 2010 included in the Corporation's Annual Report on Form 10-K for the year ended January 1, 2011.

(4)
The amounts in this column include annual incentive compensation awards earned in Fiscal 2012, Fiscal 2011 and Fiscal 2010 under the Incentive Plan.  The awards earned in Fiscal 2012 were paid in February 2013.  For Fiscal 2012, in addition to awards earned under the Incentive Plan, this column also includes the cash portion of Performance Plan awards earned for the 2012 portion of the 2011-2013 performance plan and the 2012-2014 performance plan.  The 2011- 2013 Performance Plan award will not be paid until 2014 and is subject to continuous employment through December 31, 2013.  The 2012- 2014 Performance Plan award will not be paid until 2015 and is subject to continuous employment through December 31, 2014.   The breakdown between the Incentive Plan and the Performance Plan awards for Fiscal 2012 is as follows:  Mr. Askren – $810,389 under the Incentive Plan,  $119,475 under the 2011- 2013 Performance Plan and $174,798 under the 2012-2014 Performance Plan; Mr. Tjaden – $262,765 under the Incentive Plan,  $25,798 under the 2011- 2013 Performance Plan and $37,744 under the 2012-2014 Performance Plan; Mr. Determan – $449,333 under the Incentive Plan,  $26,187 under the 2011- 2013 Performance Plan and $38,497 under the 2012-2014 Performance Plan; Mr. Dittmer – $349,265 under the Incentive Plan,  $28,799 under the 2011- 2013 Performance Plan and $42,540 under the 2012-2014 Performance Plan; and Mr. Molinari – $275,324 under the Incentive Plan,  $25,365 under the 2011- 2013 Performance Plan and $37,110 under the 2012-2014 Performance Plan.  The amounts for Fiscal 2010 would also include the cash portion of Performance Plan awards earned for the 2008-2010 performance period; however, no Named Executive Officer received a payout under the Performance Plan for the performance period.

(5)
The amounts in this column include the Corporation's contributions to the Retirement Plan, the dollar value of Corporation-paid life insurance premiums under the Life Insurance Plan, both of which are generally available to all members, the dollar value of Common Stock paid under the SIP and above-market earnings on deferred compensation, in each case for Fiscal 2012, Fiscal 2011 and Fiscal 2010.  Contributions under the Retirement Plan for Fiscal 2011, Fiscal 2010 and Fiscal 2009 were as follows:  Mr. Askren – $14,749; $14,534; $13,566; Mr. Tjaden – $14,749; $14,534; $13,566; Mr. Determan – $12,574; $12,262; $12,285; Mr. Dittmer – $21,050; $19,375; $20,788; and Mr. Molinari – $14,749; $14,534; $13,566.  The dollar values of Corporation-paid life insurance premiums under the Life Insurance Plan in Fiscal 2012, Fiscal 2011 and Fiscal 2010 were as follows:  Mr. Askren – $102; $102; $117; Mr. Tjaden – $102; $102; $117; Mr. Determan – $102; $102; $117; Mr. Dittmer – $102; $102; $117; and Mr. Molinari – $102; $102; $117.  The dollar values of Common Stock earned under the SIP for Fiscal 2012, Fiscal 2011 and Fiscal 2010 were as follows:  Mr. Askren – $86,994; $82,892; $73,931; Mr. Tjaden – $23,185; $22,517; $20,903; Mr. Determan – $30,792; $20,667; $10,074; Mr. Dittmer – $60,591; $61,164; $67,385; and Mr. Molinari – $27,170; $24,207; $17,091.  The SIP Common Stock Fiscal 2012 was issued February 28, 2013, for Fiscal 2011 was issued February 27, 2012, and for Fiscal 2010 was issued February 28, 2011.  Above-market earnings on deferred compensation for Fiscal 2012, Fiscal 2011 and Fiscal 2010 were as follows:  Mr. Askren – $36,264; $30,479; $26,120.

Grants of Plan-Based Awards

The table below shows the grants of plan-based awards to the Named Executive Officers during Fiscal 2012, including stock options granted under the 2007 Compensation Plan and Performance Plan and Incentive Plan awards.  The aggregate grant date fair value of stock option awards are disclosed on a grant-by-grant basis in the table below.  For additional information on the Incentive Plan and the 2007 Compensation Plan, see "Annual Incentive Compensation" on page 23 and "Long-Term Incentive Compensation" on page 27 of this Proxy Statement.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Stan A. Askren
Stock Options	2/15/2012				218,364	25.46	1,812,421
2012-2014 Performance Plan	2/15/2012	157,950	631,800	1,263,600
Incentive Plan	2/15/2012	126,360	842,400	1,432,080

Kurt A. Tjaden
Stock Options	2/15/2012				47,151	25.46	391,353
2012-2014 Performance Plan	2/15/2012	34,106	136,425	272,850
Incentive Plan	2/15/2012	42,565	283,764	482,399

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Bradley D. Determan
Stock Options	2/15/2012				48,092	25.46	399,164
2012-2014 Performance Plan	2/15/2012	34,787	139,147	278,294
Incentive Plan	2/15/2012	43,205	288,034	489,657

Jerald K. Dittmer
Stock Options	2/15/2012				53,143	25.46	441,087
2012-2014 Performance Plan	2/15/2012	38,440	153,759	307,519
Incentive Plan	2/15/2012	47,627	317,513	539,773

Marco V. Molinari
Stock Options	2/15/2012				46,360	25.46	384,788
2012-2014 Performance Plan	2/15/2012	33,533	134,134	268,268
Incentive Plan	2/15/2012	41,548	276,986	470,877

__________________ Notes

(1)
There is no threshold performance level for the individual strategic objective component of the annual incentive compensation award under the Incentive Plan.  However, with respect to the financial component of the annual incentive compensation award under the Incentive Plan, a 25 percent payout level is the minimum performance threshold required to receive a payout.  That is the amount reflected above as the threshold for the Incentive Plan.

Outstanding Equity Awards

The following table shows the Named Executive Officers' outstanding equity awards as of the end of Fiscal 2012.  All outstanding stock option awards reported in this table cliff-vest four years and expire ten years after the date of grant.  All of the outstanding stock awards reported in this table represent time-based RSUs granted in February 2010, which vest in February 2013.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
Stan A. Askren	25,000		39.72	2/11/14	19,508	565,927
	25,000		37.57	5/4/14
	55,100		42.66	2/16/15
	40,712		58.06	2/15/16
	58,676		48.66	2/14/17
	126,434		31.69	2/13/18
		112,644	10.36	2/23/19
		226,909	23.99	2/17/20
		140,842	31.98	2/16/21
		218,364	25.46	2/15/22

Kurt A. Tjaden	36,923		17.01	11/7/18	4,127	119,724
		37,931	10.36	2/23/19
		48,000	23.99	2/17/20
		30,412	31.98	2/16/21
		47,151	25.46	2/15/22

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
Bradley D. Determan	10,000		32.93	8/4/13	4,127	119,724
	8,000		39.72	2/11/14
	7,200		42.66	2/16/15
	8,320		58.06	2/15/16
	11,876		48.66	2/14/17
	24,677		31.69	2/13/18
	57,915		22.56	5/6/18
		37,931	10.36	2/23/19
		48,000	23.99	2/17/20
		30,871	31.98	2/16/21
		48,092	25.46	2/15/22

Jerald K. Dittmer	9,000		39.72	2/11/14	4,439	128,775
	9,200		42.66	2/16/15
	7,125		58.06	2/15/16
	10,463		48.66	2/14/17
	23,258		31.69	2/13/18
	17,133		22.56	5/6/18
		40,805	10.36	2/23/19
		88,000	23.99	2/17/20
		33,950	31.98	2/16/21
		53,143	25.46	2/15/22

Marco V. Molinari	15,000		42.98	11/7/13	4,155	120,537
	13,000		39.72	2/11/14
	11,600		42.66	2/16/15
	8,926		58.06	2/15/16
	12,742		48.66	2/14/17
	27,480		31.69	2/13/18
		38,195	10.36	2/23/19
		48,335	23.99	2/17/20
		29,901	31.98	2/16/21
		46,360	25.46	2/15/22

__________________ Notes

(1)
All stock options cliff-vest four years after the grant date.  Vesting dates for each unexercisable stock option award, in descending order, for each of the Named Executive Officers are as follows:  Mr. Askren –February 23, 2013, February 17, 2014, February 16, 2015 and February 15, 2016; Mr. Tjaden –February 23, 2013, February 17, 2014, February 16, 2015 and February 15, 2016; Mr. Determan –February 23, 2013, February 17, 2014, February 16, 2015 and February 15, 2016; Mr. Dittmer –February 23, 2013, February 17, 2014, February 16, 2015 and February 15, 2016; and Mr. Molinari –February 23, 2013, February 17, 2014, February 16, 2015 and February 15, 2016.

(2)
For fiscal years prior to Fiscal 2008, the exercise price was the average of the high and low transaction prices of a share of Common Stock on the grant date.  Stock options granted in Fiscal 2008, Fiscal 2009, Fiscal 2010, Fiscal 2011 and Fiscal 2012 under the 2007 Compensation Plan have an exercise price equal to the closing price of a share of Common Stock on the grant date.

(3)	This column reflects the RSUs granted to each of the Named Executive Officers under the 2007 Compensation Plan on February 17, 2010. All RSUs cliff-vest three years after the grant date.

(4)
This column reflects the market value of the RSUs granted to each of the Named Executive Officers in Fiscal 2010, calculated based on a share price of $29.01 per share, the closing price of a share of Common Stock on December 28, 2012, the last trading day of Fiscal 2012.

Option Exercises and Stock Vested

The following table shows information concerning Named Executive Officers' exercise of stock options during Fiscal 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Stan A. Askren	63,000	196,195	113,514	3,020,608
Kurt A. Tjaden	0	0	38,224	1,017,141
Bradley D. Determan	0	0	38,224	1,017,141
Jerald K. Dittmer	21,499	58,318	41,120	1,094,203
Marco V. Molinari	0	0	38,490	1,024,219

__________________ Notes

(1)
This column is calculated by multiplying the number of shares acquired by the difference between the actual sale price on the date of exercise or, if the shares were retained by the Named Executive Officer, the closing price of a share of Common Stock on the date of exercise and the exercise price of the stock options.  Messrs. Askren and Dittmer exercised the following options in Fiscal 2012:

Name	Date of Exercise	Number of Shares Acquired on Exercise (#)	Option Exercise Price ($/Sh)	Sold or Retained Shares	Sale or Closing Price on Date of Exercise ($/Sh)	Value Realized on Exercise ($)
Stan A. Askren	2/2/2012	3,600	25.77	Sold	28.00	8,028
	2/3/2012	16,400	25.77	Sold	28.00	36,572
	11/29/2012	200	25.82	Sold	30.00	836
	12/3/2012	6,694	25.82	Sold	29.41	24,031
	12/3/2012	36,106	25.82	Sold	29.33	126,732
Jerald K. Dittmer	1/3/2012	6,499	25.77	Sold	27.75	12,868
	9/11/12	15,000	25.82	Sold	28.85	45,450

(2)	This column is calculated by multiplying the number of shares acquired by the closing stock price on the day the grants vested.

Nonqualified Deferred Compensation

The Deferred Plan allows executives to defer certain compensation to a cash account earning interest at a rate set annually at one percent above the prime interest rate or to the Corporation's notional stock account in the form of nonvoting share units earning dividends distributed to shareholders which are then automatically reinvested in additional nonvoting share units.  The only Named Executive Officer currently participating in the Deferred Plan is Mr. Askren.  Mr. Askren deferred into the Corporation's notional stock account the after-tax-value of his 2011 SIP award, which was granted in February 2012, totaling $80,855 and is reflected in the table below.  The value of Mr. Askren's 2011 SIP award, before taxes, was $82,892.  Mr. Askren's balance in the Deferred Plan as of the end of Fiscal 2012 was 39,018 nonvoting share units.  Unless distributed earlier due to the occurrence of certain triggering events as described in the Deferred Plan (including death, disability or change in control), this balance will not be distributed until the earlier of January 31, 2016 for a portion of the balance, January 31, 2017 for another portion of the balance, January 31, 2018 for another portion of the balance and the date Mr. Askren is no longer employed by the Corporation with respect to the entire remaining balance.  For additional information on the Deferred Plan, see "Retirement and Other Compensation Plans – Deferred Compensation Plan" on page 30 of this Proxy Statement.

Name	Executive Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Balance at Last FYE ($) (3)
Stan A. Askren	80,855	136,752	1,131,912
Kurt A. Tjaden	0	0	0
Bradley D. Determan	0	0	0
Jerald K. Dittmer	0	0	0
Marco V. Molinari	0	0	0

__________________ Notes

(1)	The amount of Mr. Askren's contribution before taxes, $82,892, is reflected in the "All Other Compensation" Column of the Summary Compensation Table for Mr. Askren's Fiscal 2011 compensation.

(2)
The reported dollar value is the sum of (i) share price appreciation (or depreciation) in the account balance during Fiscal 2012 not attributable to contributions, withdrawals or distributions during Fiscal 2012 and (ii) dividends earned on the account balance during Fiscal 2012. The share price appreciation (or depreciation) is calculated by first multiplying 34,532, the number of nonvoting share units in Mr. Askren's account at the end of Fiscal 2011, by $29.01, the closing price of a share of Common Stock on December 28, 2012, the last trading day of Fiscal 2012; and then subtracting from the amount Mr. Askren's aggregate account balance at the end of Fiscal 2011 – $901,285.  The dividends earned on the account balance during Fiscal 2012 were $36,264.  The dividends earned are reflected in the "All Other Compensation" Column of the Summary Compensation Table for Mr. Askren's Fiscal 2012 compensation.

(3)
The reported dollar value is calculated by multiplying 39,018, the number of nonvoting share units in Mr. Askren's account at the end of Fiscal 2012, by $29.01, the closing price of a share of Common Stock on December 28, 2012, the last trading day of Fiscal 2012.

Potential Payments Upon Termination or Change in Control

Retirement, death, disability and change in control ("CIC") events trigger the payment of compensation to the Named Executive Officers not available to all salaried members.

Change in Control Employment Agreements.  A limited number of executives, including the Named Executive Officers, have entered into a CIC Agreement with the Corporation.  The CIC Agreement is designed to assure the continuity of executive management during a threatened takeover and ensure executive management is able to objectively evaluate any CIC proposal and act in the best interests of shareholders during a possible acquisition, merger or combination.  The agreement is designed as part of a competitive compensation package, thereby aiding in attracting and retaining top-quality executives.  The description of the amended form of agreement below is qualified in its entirety by the actual form of CIC Agreement, attached as Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed November 16, 2006, as amended by Amendment No. 1, attached as Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed August 10, 2007.

The CIC Agreement defines a CIC as having occurred:

•	when a third person or entity becomes the beneficial owner of 20 percent or more of the outstanding Common Stock, subject to certain exceptions;
•	when more than one-third of the Board is composed of persons not recommended by at least three-fourths of the incumbent Board;
•	upon the occurrence of certain business combinations involving the Corporation; or
•	upon approval by shareholders of a complete liquidation or dissolution.

Upon a CIC, a two-year employment contract between the Corporation and the executive becomes effective.  The executive is entitled to certain benefits if, at any time within two years of the CIC, the executive's employment is terminated by the Corporation for any reason other than cause or disability of the executive or by the executive for good reason.

Cause is defined as an act or acts of dishonesty on the executive's part resulting in substantial personal enrichment at the Corporation's expense or repeated violations by the executive of obligations under the agreement which are demonstrably willful and deliberate on the executive's part and resulted in material injury to the Corporation.  Good reason is defined as:

•
assignment to the executive of any duties substantially inconsistent with the executive's position, authority or responsibilities or any other substantial adverse changes in the executive's position (including title), authority or responsibilities;

•	failure to comply with any of the provisions of the agreement;
•	a required change of more than 50 miles in the executive's principal place of work, except for travel reasonably required in performing the executive's responsibilities;
•	a purported termination of the executive's employment by the Corporation not permitted by the agreement;
•	failure to require a successor company to assume the agreement; or
•	the executive's good faith determination the CIC resulted in the executive being substantially unable to carry out authorities or responsibilities attached to the position held prior to the CIC.

When a triggering event occurs following a CIC, the executive is entitled to a severance payment equal to two times (three times for the Chairman and CEO) the sum of the executive's annual base salary and the average of the executive's annual incentive compensation awards for the prior two years.  The executive is also entitled to receive annual salary through the date of termination and a bonus equal to the average of the executive's annual incentive compensation awards for the prior two years (prorated based on the length of employment during the year in which termination occurs) minus any incentive compensation amount already paid to the executive with respect to the fiscal year in which the CIC occurs.

If a triggering event occurs, the executive is also entitled to a continuation of certain employee benefits for up to 18 months and group life insurance benefits for up to two years if comparable benefits are not otherwise available to the executive.  In addition, the executive is entitled to receive a lump-sum payment in an amount equal to the present value of the cost of health and dental coverage for an additional six months (including an additional amount to "gross up" this payment for tax liability) and an additional lump-sum payment equal to the value, reasonably determined, of two years of continued participation in disability benefit plans.

The Corporation must fulfill certain obligations to the executive, or pay certain amounts to the executive, through the date of the executive's termination if, at any time within two years of the CIC, the executive is terminated by reason of death, disability or cause, or if the executive terminates employment other than for good reason.  Disability and certain other benefits must be provided to the executive after the date of termination if the executive is terminated by reason of disability.

The Corporation must pay the full amount due under the agreement and "gross-up" the executive's compensation for any excise tax, for any federal, state and local income taxes applicable to the excise tax "gross-up" and for tax penalties and interest imposed on "excess parachute payments" (i.e., excess severance or CIC payments), as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").  A gross-up payment is payable only to the extent the aggregate present value of the severance or CIC payments payable to the executive exceeds 110 percent of three times the executive's annualized includible compensation for the most recent five taxable years ending before the date on which the CIC occurred.  If the 110 percent hurdle is not exceeded, the severance or CIC payments to the executive are reduced (or repaid) to the minimum extent necessary so no portion of the executive's benefit constitutes an excess parachute payment subject to the excise tax.

In exchange for receipt of the severance payment, salary, bonus and benefits under the agreement as described above, the executive is prohibited, for a period of one year from the date of termination, from entering into any relationship with any enterprise, business or division thereof (other than the Corporation), engaged in the same business in those states within the United States in which the Corporation, at the time of termination of employment, conducts business and which has annual sales of at least $10,000,000.  In addition, the executive shall not, without the Corporation's prior written consent, communicate or divulge any confidential information, knowledge or data relating to the Corporation or any of its affiliated companies to anyone other than the Corporation or its designees.

The executive is entitled to receive reimbursement for any legal fees and expenses, plus interest thereon, which may be incurred in enforcing or defending the agreement.  The CIC Agreement is automatically renewed, on an annual basis, for a period of two years.  The Board may terminate the agreement if it determines the executive is no longer a key executive; provided, however, a determination shall not be made, and if made shall have no effect, within two years after the occurrence of a CIC.

The Compensation Committee uses the CIC Agreement to strike an appropriate balance between executive and shareholder interests, preserve productivity, avoid disruption and limit distraction during a period when the Corporation is, or is rumored to be, involved in a CIC transaction.  The Compensation Committee wants executives to be able to objectively evaluate any CIC proposal without being influenced by the potential CIC to overstate the value of the potential transaction.  Likewise, the Compensation Committee intends to ease the consequences of an unexpected termination of employment so offers in the Corporation and its shareholders' best interests are given careful and thoughtful review.

The Compensation Committee does not view the CIC Agreements as an element of current compensation, and the agreements do not necessarily affect the Compensation Committee's annual decisions with respect to the compensation elements of the executive compensation program.  The Compensation Committee receives and reviews information pertaining to compensation payable to the Named Executive Officers upon a CIC, including information contained on page 38 of this Proxy Statement under the heading "Potential Payments Upon Termination or Change in Control."

Other Compensation Triggered by Change in Control Event.  Under the 2007 Compensation Plan, upon a CIC, each outstanding RSU award is immediately vested and stock option is immediately exercisable in full and remains exercisable for the remaining term of the option.  Under both the Incentive Plan and the Performance Plan, the Board values each outstanding Incentive Plan and Performance Plan award prior to the effective date of a CIC and the values are payable without proration within 30 days of the date of a CIC.  The foregoing payments occurring on or after a CIC are not conditioned on termination of employment.

Compensation Triggered By Retirement, Death or Disability.  Upon retirement at age 65, or after age 55 with ten years of service, all outstanding Incentive Plan, Performance Plan and stock option awards immediately vest.  Upon disability or death, all outstanding Incentive Plan, Performance Plan, stock option and RSU awards immediately vest.  Option holders who terminate employment due to disability may exercise stock options, which fully vest as of the date of disability, until the earlier of the expiration date of the stock option or the second anniversary of the date of disability.  The representatives of option holders whose employment is terminated due to death may exercise stock options, which shall fully vest as of the date of death, until the earlier of the expiration date of the stock option or the second anniversary of the date of death.  Option holders who terminate employment due to retirement may exercise stock options, which shall fully vest as of the date of retirement, until the earlier of the expiration of the stock option, or the third anniversary of the date of retirement.

In the event of a termination of employment not due to a CIC event, retirement, death or disability, the Named Executive Officers receive only those benefits available to all members.  However, the Named Executive Officers may exercise stock options which are vested as of the date of termination until the earlier of the expiration of the stock option or 180 days following the date of termination.

The following tables quantify compensation payable to the Named Executive Officers upon a CIC or the death or disability of the executive.  The tables include only compensation items not available to all salaried members and assume the event occurred on the last business day of Fiscal 2012.  Only Mr. Dittmer was retirement eligible as of the last business day of Fiscal 2012, so retirement information is provided only for him.  The "Total" Column in each of the following tables does not include deferred compensation, which may be payable sooner than the original election date.  For a discussion of the Corporation's obligations to the Named Executive Officers under the Deferred Plan, see the Nonqualified Deferred Compensation for Fiscal 2012 Table above.

Value in Event of Involuntary Termination or Voluntary Termination for Good Reason Following a Change in Control

Name	Cash Severance Under CIC Agreement ($) (1)	Total Value of Benefits Under CIC Agreement ($) (2)	Incentive Plan Acceleration ($) (3)	Performance Plan Acceleration ($) (4)	Stock Options Acceleration ($) (5)	RSU Acceleration ($) (6)	Excise Tax Gross-Up Under CIC Agreement ($) (7)	Total ($)
Stan A. Askren	5,488,376	22,180	810,389	621,216	4,015,086	565,927	5,188,919	16,712,093
Kurt A. Tjaden	1,405,216	23,657	262,765	122,186	1,115,759	119,724	1,378,105	4,427,412
Bradley D. Determan	1,505,719	17,186	449,333	124,239	948,373	119,724	1,298,249	4,462,823
Jerald K. Dittmer	1,444,602	22,180	349,265	136,862	1,391,431	128,775	1,401,531	4,874,646
Marco V. Molinari	1,567,571	22,025	275,324	120,135	1,119,556	120,537	1,341,044	4,566,192

__________________ Notes

(1)
Under the CIC Agreements for each Named Executive Officer, the amounts in this column include the following:  (i) an amount equal to two times (three times for Mr. Askren) the sum of (a) the executive's annual base salary and (b) the average of the executive's annual incentive compensation awards for the prior two years; (ii) an amount equal to the value of the cost of health and dental coverage for an additional six months from the date of termination; (iii) an amount equal to the value of the "gross-up" for any federal, state and local taxes applicable to the value of six months of health and dental coverage continuation; (iv) an amount equal to the value of 24 months of continued participation in the Corporation's accidental death and travel accident insurance plan and disability plans; and (v) for Messrs. Askren, Molinari and Tjaden, an incremental incentive amount equal to the difference between the executive's annual incentive award earned in Fiscal 2012 and the average of the executive's annual incentive awards earned in Fiscal 2011 and Fiscal 2010.

(2)
Represents the value of benefits provided following termination of employment under the CIC Agreements for each Named Executive Officer.  Such benefits consist of medical and dental benefits for 18 months and group life insurance benefits for 24 months.

(3)
Represents the value of the annual incentive award earned for Fiscal 2012, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2012.

(4)
Represents the estimated 2011-2013 Performance Plan and 2012-2014 Performance Plan award payable.  This amount has been based on the following assumptions for 2011-2013 Performance Plan:  (i) economic profit of 113 percent of the targeted amount for the 2011 performance year; (ii) economic profit of 59 percent of the targeted amount for the 2012 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2013 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2014.  This amount has been based on the following assumptions for 2012-2014 Performance Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts we pay or distribute under the Performance Plan may differ materially.  Factors that could affect these amounts include the financial performance of the Corporation during 2013, 2014 and 2015 and the achievement of economic profit goals.

(5)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the 2007 Compensation Plan.  Such options will remain exercisable until the expiration date established at the time of award.

(6)	Represents the value of accelerating the vesting of RSUs not otherwise vested in accordance with the 2007 Compensation Plan.

(7)
Represents the payment to "gross-up" the executive's compensation under the executive's CIC Agreement for any excise tax and for any federal, state and local taxes applicable to the excise tax "gross-up."

Value in Event of Change in Control with No Employment Termination

Name	Cash Payment Under CIC Agreement ($) (1)	Total Value of Benefits Under CIC Agreement ($)	Incentive Plan Acceleration ($) (2)	Performance Plan Acceleration ($) (3)	Stock Option Acceleration ($) (4)	RSU Acceleration ($) (5)	Excise Tax Gross-Up Under CIC Agreement ($)	Total ($)
Stan A. Askren	156,751	0	810,389	621,216	4,015,086	565,927	0	6,169,369
Kurt A. Tjaden	65,667	0	262,765	122,186	1,115,759	119,724	0	1,686,101
Bradley D. Determan	0	0	449,333	124,239	948,373	119,724	0	1,641,669
Jerald K. Dittmer	46,915	0	349,265	136,862	1,391,431	128,775	0	2,053,248
Marco V. Molinari	111,518	0	275,324	120,135	1,119,556	120,537	0	1,747,070

__________________ Notes

(1)
As provided by the CIC Agreements, for Messrs. Askren, Dittmer, Molinari, and Tjaden, represents an incremental incentive amount equal to the difference between the executive's highest annual incentive award earned in the prior three fiscal years and the amount of the executive's annual incentive award earned in Fiscal 2012.

(2)
Represents the value of the annual incentive award earned for Fiscal 2012, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2012.

(3)
Represents the estimated 2011-2013 Performance Plan and 2012-2014 Performance Plan award payable.  This amount has been based on the following assumptions for 2011-2013 Performance Plan:  (i) economic profit of 113 percent of the targeted amount for the 2011 performance year; (ii) economic profit of 59 percent of the targeted amount for the 2012 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2013 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2014.  This amount has been based on the following assumptions for 2012-2014 Performance Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts we pay or distribute under the Performance Plan may differ materially.  Factors that could affect these amounts include the financial performance of the Corporation during 2013, 2014 and 2015 and the achievement of economic profit goals.

(4)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the 2007 Compensation Plan.  Such options will remain exercisable until the expiration date established at the time of award.

(5)	Represents the value of accelerating the vesting of RSUs not otherwise vested in accordance with the 2007 Compensation Plan.

Value in Event of Death

Name	Life Insurance Proceeds ($) (1)	Incentive Plan Acceleration ($) (2)	Performance Plan Acceleration ($) (3)	Stock Options Acceleration ($) (4)	RSU Acceleration ($) (5)	Total ($)
Stan A. Askren	150,000	810,389	621,216	4,015,086	565,927	6,162,618
Kurt A. Tjaden	150,000	262,765	122,186	1,115,759	119,724	1,770,434
Bradley D. Determan	150,000	449,333	124,239	948,373	119,724	1,791,669
Jerald K. Dittmer	150,000	349,265	136,862	1,391,431	128,775	2,156,333
Marco V. Molinari	150,000	275,324	120,135	1,119,556	120,537	1,785,552

__________________ Notes
(1)
Represents the proceeds of the life insurance policy maintained by the Corporation for each of the Named Executive Officers under the Life Insurance Plan.  The policy amount is equal to the lesser of the insured's annual base salary or $150,000.

(2)
Represents the value of the annual incentive award earned for Fiscal 2012, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2012.

(3)
Represents the estimated 2011-2013 Performance Plan and 2012-2014 Performance Plan award payable.  This amount has been based on the following assumptions for 2011-2013 Performance Plan:  (i) economic profit of 113 percent of the targeted amount for the 2011 performance year; (ii) economic profit of 59 percent of the targeted amount for the 2012 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2013 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2014.  This amount has been based on the following assumptions for 2012-2014 Performance Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts we pay or distribute under the Performance Plan may differ materially.  Factors that could affect these amounts include the financial performance of the Corporation during 2013, 2014 and 2015 and the achievement of economic profit goals.

(4)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the 2007 Compensation Plan.  Such options will remain exercisable until two years from the date of death.

(5)	Represents the value of accelerating the vesting of RSUs not otherwise vested in accordance with the 2007 Compensation Plan.

Value in Event of Disability

Name	Incentive Plan Acceleration ($) (2)	Performance Plan Acceleration ($) (3)	Stock Options Acceleration ($) (4)	RSU Acceleration ($) (5)	Total ($)
Stan A. Askren	810,389	621,216	4,015,086	565,927	6,012,618
Kurt A. Tjaden	262,765	122,186	1,115,759	119,724	1,620,434
Bradley D. Determan	449,333	124,239	948,373	119,724	1,641,669
Jerald K. Dittmer	349,265	136,862	1,391,431	128,775	2,006,333
Marco V. Molinari	275,324	120,135	1,119,556	120,537	1,635,552

__________________ Notes
(1)
Represents the value of the annual incentive award earned for Fiscal 2012, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2012.

(2)
Represents the estimated 2011-2013 Performance Plan and 2012-2014 Performance Plan award payable.  This amount has been based on the following assumptions for 2011-2013 Performance Plan:  (i) economic profit of 113 percent of the targeted amount for the 2011 performance year; (ii) economic profit of 59 percent of the targeted amount for the 2012 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2013 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2014.  This amount has been based on the following assumptions for 2012-2014 Performance Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts we pay or distribute under the Performance Plan may differ materially.  Factors that could affect these amounts include the financial performance of the Corporation during 2013, 2014 and 2015 and the achievement of economic profit goals.

(3)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the 2007 Compensation Plan.  Such options will remain exercisable until two years from the date of disability.

(4)	Represents the value of accelerating the vesting of RSUs not otherwise vested in accordance with the 2007 Compensation Plan.

Value in Event of Retirement

Name	Incentive Plan Acceleration ($) (2)	Performance Plan Acceleration ($) (3)	Stock Options Acceleration ($)	RSU Acceleration ($)	Total ($)
Jerald K. Dittmer	349,265	136,862	1,391,431	128,775	2,006,333

__________________ Notes

(1)
Represents the value of the annual incentive award earned for Fiscal 2012, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2012.

(2)
Represents the estimated 2011-2013 Performance Plan and 2012-2014 Performance Plan award payable.  This amount has been based on the following assumptions for 2011-2013 Performance Plan:  (i) economic profit of 113 percent of the targeted amount for the 2011 performance year; (ii) economic profit of 59 percent of the targeted amount for the 2012 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2013 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2014.  This amount has been based on the following assumptions for 2012-2014 Performance Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts we pay or distribute under the Performance Plan may differ materially.  Factors that could affect these amounts include the financial performance of the Corporation during 2013, 2014 and 2015 and the achievement of economic profit goals.

(3)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the 2007 Compensation Plan.  Such options will remain exercisable until two years from the date of disability.

PROPOSAL NO. 3 – ADVISORY (NONBINDING) VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act requires the Corporation to provide shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, a resolution approving the compensation of the Named Executive Officers disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.  The Corporation conducts an annual shareholder advisory vote on named executive officer compensation as recommended by the Board and approved by shareholders.

In deciding how to vote on this proposal, please consider the following factors as well as the detailed discussion of the executive compensation program contained in the CD&A:

•
the independent Directors and the Compensation Committee believe the executive compensation program has been effective at incenting achievement of financial performance goals, individual strategic objectives and creation of shareholder value as illustrated by the Corporation's improved financial performance in Fiscal 2012 over Fiscal 2011;

•	a majority of each Named Executive Officer's annual compensation opportunity is comprised of incentive-based, at-risk compensation;

•	a meaningful portion of the Named Executive Officers' long-term incentive compensation in Fiscal 2012 was performance-based;
•	equity is a significant component of total compensation;
•	overall compensation levels for the Named Executive Officers are competitive with the market; and
•	the Corporation maintains the following governance practices with respect to the executive compensation program:
o	significant stock ownership guidelines;
o	no perquisites except standard relocation assistance;
o	anti-hedging policy for the Named Executive Officers; and
o	a compensation recovery policy for repayment of performance-based compensation in certain circumstances.

Accordingly, shareholders are asked to vote FOR the following resolution at the Meeting:

"RESOLVED, the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement for the Meeting pursuant to the compensation disclosure rules of the SEC, including the CD&A, compensation tables and narrative discussion."

The vote on this proposal is advisory and non-binding and will not be construed as overruling any decision by the Corporation, the Compensation Committee or the Board.  However, the Compensation Committee and the Board will review and consider the outcome of this vote when making future compensation decisions for the Named Executive Officers.

Required Vote

The affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting is required to adopt the resolution. Abstentions and broker non-votes will not be counted for purposes of determining whether this Proposal has received sufficient votes for approval.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

DIRECTOR COMPENSATION

Prior to the May 8, 2012 Board meeting, each independent Director received an annual retainer of $125,000, of which $50,000 was paid in cash in equal installments of $12,500 at each quarterly Board meeting and $75,000 was paid in the form of a Common Stock grant issued under the 2007 Equity Plan for Non-Employee Directors of HNI Corporation (the "2007 Equity Plan") at the May Board meeting.  Effective with the May 8, 2012 Board meeting, each independent Director receives an annual retainer of $150,000, of which $60,000 is paid in cash in equal installments of $15,000 at each quarterly Board meeting and $90,000 is paid in the form of a Common Stock grant issued under the 2007 Equity Plan at the May Board meeting.  In Fiscal 2012, each independent Director received:

•	a cash installment payment of $12,500 at the February Board meeting and a cash installment payment of $15,000 at each of the May, August and November Board meetings; and
•	a $90,000 Common Stock grant at the May Board meeting.

The Lead Director receives an additional annual retainer of $10,000 (prior to the May Board meeting, the additional annual retainer was $7,500).  Each Audit Committee member receives an additional annual retainer of $4,000.  The Chairpersons of the Audit Committee, Compensation Committee and Governance Committee each receive an additional $7,500.  As with the cash portion of the annual retainer for Board service, retainers for committee Chairpersons, Lead Director or Audit Committee service are paid in equal installments at each quarterly Board meeting.

Independent Directors may receive an additional $1,000 for each meeting attended if they are required to travel six hours or more on a round-trip basis.  Directors are also reimbursed for travel and related expenses incurred to attend meetings.  For purposes of determining Director compensation, an independent Director is anyone who is not a member of the Corporation.  Directors who are members of the Corporation do not receive additional compensation for service on the Board.

The Corporation's policy with regard to Common Stock ownership by independent Directors is for each Director to own Common Stock with a market value of five times or more the cash portion of the annual retainer.  To promote Common Stock ownership, Directors are required to receive one-half of the cash portion of their annual retainer in the form of shares of Common Stock to be issued under the 2007 Equity Plan or, to the extent the Director participates in the HNI Corporation Directors Deferred Compensation Plan (the "Directors Deferred Plan"), in the form of nonvoting share units to be credited to the Director's account under the Directors Deferred Plan.  This requirement does not, however, apply to any Director owning Common Stock with a market value of five times or more the cash portion of the annual retainer.  As of the end of Fiscal 2012, all of the Corporation's independent Directors were in compliance with the Corporation's policy with regard to stock ownership.

In addition to acquiring Common Stock as partial payment of their annual retainer, independent Directors can also acquire Common Stock in several other ways.  Under the 2007 Equity Plan, Directors may elect to receive up to 100 percent of their cash retainers in the form of shares of Common Stock.  Under the Directors Deferred Plan, each Director has the opportunity to defer up to 100 percent of all his or her retainers earned as a Director.  Amounts can be deferred to a cash account earning interest at a rate set each year at one percent above the prime interest rate or to the Corporation's notional stock account in the form of nonvoting share units that fluctuate in value based on the price increase or decrease of Common Stock and earn dividends distributed to all shareholders.  The dividends are automatically reinvested for each participant to acquire additional nonvoting shares units.  For any cash compensation deferred to the Corporation's notional stock account, the number of nonvoting share units is determined by dividing the amount of the compensation by the fair market value of a share of Common Stock on the date such compensation would have otherwise been paid.  Each Director participating in the Directors Deferred Plan elects, on an annual basis, the date or dates of distribution (i.e., a Director can elect a lump-sum distribution or distribution via annual installments not to exceed 15) of any amounts he or she has deferred.  In addition, each independent Director is eligible to receive awards of stock options to purchase Common Stock, restricted stock or Common Stock grants, or any combination thereof, under the 2007 Equity Plan in such amounts as the Board may authorize.

In May 2012, each independent Director serving on the Board as of May 8, 2012 was granted 3,789 shares of Common Stock under the 2007 Equity Plan.  The Corporation does not have a non-equity incentive plan for independent Directors.  As of the Record Date, the Corporation has never issued stock options to purchase Common Stock or shares of restricted stock to the independent Directors and all shares of Common Stock issued to Directors in lieu of cash retainer amounts were fully vested upon issuance.

Director Compensation for Fiscal 2012

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Mary H. Bell	65,250	90,000	--	2,728	157,978
Miguel M. Calado	64,250	90,000	--	2,728	156,978
Gary M. Christensen	29,500	90,000	--	2,728	122,228
Cheryl A. Francis	59,500	90,000	--	2,728	152,228
James R. Jenkins	62,500	90,000	2,322	2,728	157,550
Dennis J. Martin	61,250	90,000	--	2,728	153.978
Larry B. Porcellato	65,000	90,000	238	2,728	157,966
Abbie J. Smith	61,250	90,000	--	2,728	153,978
Brian E. Stern	59,500	90,000	--	2,728	152,228
Ronald V. Waters, III	68,375	90,000	2,275	2,728	163,378

__________________ Notes

(1)
For Fiscal 2012, the independent Directors listed in the table above each earned the following fees:  Ms. Bell - $57,500 annual retainer plus $4,000 retainer for service on the Audit Committee and $3,750 retainer for service as Chairperson of the Audit Committee for the second half of Fiscal 2012; Mr. Calado - $57,500  annual retainer plus $2,000 retainer for service on the Audit Committee, $3,750 retainer for service as Chairperson of the Audit Committee for the first half of Fiscal 2012 and $1,000 for travel in excess of 6 hours; Ms. Francis - $57,500 annual retainer plus $2,000 for service on the Audit Committee for the second half of Fiscal 2012; Mr. Martin - $57,500 annual retainer plus $3,750 retainer for service as Chairperson of the Compensation Committee for the second half of Fiscal 2012; Mr. Jenkins – $57,500 annual retainer plus $2,000 retainer for service on the Audit Committee for the first half of Fiscal 2012 and $3,000 for travel in excess of 6 hours on three separate occasions; Mr. Porcellato – $57,500 annual retainer plus $7,500 retainer for service as Chairperson of the Governance Committee; Ms. Smith – $57,500 annual retainer plus $3,750 retainer for service as Chairperson of the Compensation Committee for the first half of Fiscal 2012; Mr. Stern – $57,500 annual retainer plus $2,000 retainer for service on the Audit Committee for the second half of Fiscal 2012; Mr. Waters - $57,500 annual retainer plus $10,875 for service as Lead Director; and Mr. Christensen - $27,500 annual retainer for the first half of Fiscal 2012 plus $2,000 for travel in excess of 6 hours on two separate occasions.  Both Ms. Francis and Mr. Calado elected to receive 100 percent of their cash retainers in the form of shares of Common Stock under the 2007 Equity Plan, which equated to the following number of shares:  Ms. Francis – 2,284; and Mr. Calado – 2,446.  Messrs. Christensen and Jenkins elected to receive 100 percent and 50 percent, respectively, of their cash retainers in the form of nonvoting share units under the Directors Deferred Plan, which equated to the following number of nonvoting share units:  Mr. Christensen – 1,123; and Mr. Jenkins – 1,148.

(2)
Represents the portion of the annual retainer paid in the form of shares – a $90,000 Common Stock grant authorized by the Board on May 8, 2012 under the 2007 Equity Plan.  Each independent Director serving on the Board as of May 8, 2012, was issued 3,789 shares of Common Stock at a price of $23.75 (the closing price of a share of Common Stock on the date of grant, May 8, 2012) for a total grant date fair value of $89,989, as computed in accordance with FASB Accounting Standards Codification Topic 718.  The difference between the $90,000 Common Stock grant authorized by the Board and the actual value of Common Stock issued ($89,989) was approximately $11.  As the Corporation only issues fractional shares under the Directors Deferred Plan, and not under the 2007 Equity Plan, the Corporation paid each independent Director serving on the Board as of May 8, 2012, $11, either in the form of cash in lieu of a fractional share for those Directors that did not elect to defer their Common Stock grant under the Directors Deferred Plan or in the form of a fractional share for those Directors that did elect to defer their Common Stock grant under the Directors Deferred Plan. Messrs. Christensen and Jenkins each deferred 100 percent of their Common Stock grants under the Directors Deferred Plan.  There are no unexercised option awards or unvested stock awards outstanding as of the end of Fiscal 2012 for any of the Directors.

(3)
Includes above-market interest earned on cash compensation deferred under the Directors Deferred Plan.  Interest on deferred cash compensation is earned at one percent over the prime rate.  Mr. Jenkins deferred 50 percent of his cash compensation.  Above-market interest earned by Mr. Porcellato is for cash compensation deferred prior to January 1, 2007, and interest earned by Mr. Waters is for cash compensation deferred prior to January 1, 2010.

(4)	Includes dividends earned on Common Stock grants during Fiscal 2012.

PROPOSAL NO. 4 –APPROVAL OF AN AMENDMENT TO 2007 STOCK-BASED
COMPENSATION PLAN, AS AMENDED

General

Shareholders are requested to approve a proposed amendment to the 2007 Compensation Plan to increase the aggregate number of shares authorized for issuance by 4,000,000 shares.  The proposed amendment would also increase the number of shares available for grant as full-value awards by 1,000,000.  The proposed amendment was approved by the Board on February 13, 2013 and will become effective only upon shareholder approval.  The 2007 Compensation Plan was previously approved by shareholders on May 8, 2007 and May 11, 2010.  The 2007 Compensation Plan is designed to promote the long-term financial success of the Corporation and to increase shareholder value by enabling the Corporation to recruit and retain quality members and to further align the interests of members with the interests of the Corporation's shareholders.

As of March 8, 2013, there remained 563,568 shares available for future awards under the 2007 Compensation Plan, all of which are available for future awards of restricted stock, restricted stock units, deferred share units, performance share awards, stock grant awards and dividend equivalent awards.  If the amendment is approved, the number of shares authorized for issuance under the 2007 Compensation Plan would increase by 4,000,000, and the number of shares authorized for issuance as restricted stock, restricted stock units, deferred share units, performance share awards, stock grant awards and dividend equivalent awards would increase by 1,000,000.

Summary of the 2007 Compensation Plan

The following is a summary of the 2007 Compensation Plan as proposed to be amended which is qualified in its entirety by reference to the full text of the 2007 Compensation Plan.  A copy of the full text of the 2007 Compensation Plan, reflecting the proposed amendment, is included as Appendix A to the Proxy Statement filed electronically with the SEC on March 22, 2013, a copy of which is available on the Corporation's website at www.hnicorp.com, under "Investor Information—Proxy Report."

Purpose. The 2007 Compensation Plan aids the Corporation in recruiting and retaining members capable of assuring the future success of the Corporation.  Awards under the 2007 Compensation Plan and opportunities for stock ownership in the Corporation provide incentives to participants to exert their best efforts for the success of the Corporation, thereby aligning their interests with those of the Corporation's shareholders.

Administration.  A committee (the "Committee") consisting of two or more non-employee Directors, designated by the Board, administers the 2007 Compensation Plan.  Subject to the terms of the 2007 Compensation Plan, the Committee has the power to determine, among other things, eligibility, the types and sizes of awards, the price and timing of awards, the terms and conditions of awards, any applicable vesting requirements or restrictions and the acceleration or waiver of any such vesting requirements or restrictions.  The Committee also has the authority to interpret the 2007 Compensation Plan and to prescribe, interpret and revoke rules and regulations relating to the 2007 Compensation Plan.

Eligibility.  The Committee determines which members of the Corporation or its subsidiaries are eligible to participate in the 2007 Compensation Plan.  Currently, the Committee has determined 76 persons, including 162(m) employees, are eligible to participate in the 2007 Compensation Plan.

Shares Authorized. The Board has reserved 5,000,000 shares of Common Stock for issuance under the 2007 Compensation Plan.  The proposed amendment would amend Section 5.1 of the 2007 Compensation Plan to increase the number of shares authorized for issuance to 9,000,000.  As of the date of this Proxy Statement, the Corporation has issued 4,702,334 shares as awards under the 2007 Compensation Plan and 265,902 shares have been returned to the 2007 Compensation Plan as a result of forfeited, terminated, lapsed or cancelled awards made under the 2007 Compensation Plan.  After shareholder approval of the amendment to the 2007 Compensation Plan there will be a total of 4,563,568 shares available for future awards under the 2007 Compensation Plan.  Shares subject to awards that terminate, lapse or are cancelled or forfeited will be available again for grant under the 2007 Compensation Plan.

Certain Limitations.  Currently, no more than 2,000,000 shares of Common Stock are available under the 2007 Compensation Plan for issuance as full-value awards (e.g., restricted stock, restricted stock units, deferred share units, performance share awards, stock grant awards and dividend equivalent awards).  The proposed amendment would amend Section 5.4(a) of the 2007 Compensation Plan to increase the number of shares available as full-value awards to 3,000,000.  As the Corporation has issued 970,382 shares as full-value awards through the date of this Proxy Statement, after shareholder approval of the amendment to the 2007 Compensation Plan there will be a total of 2,029,618 shares available for full-value awards.  Shares subject to any such awards that terminate, lapse or are cancelled or forfeited will again be available for issuance as full-value awards.  In addition, no participant may be granted awards under the 2007 Compensation Plan for more than 500,000 shares of Common Stock in the aggregate in any calendar year.

Performance Measures.  For awards under the 2007 Compensation Plan intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the performance measure or measures to be used shall be chosen from among the following corporate-wide or subsidiary, division or operating unit financial measures:  pre-tax profit or after-tax gross profit; operating income; operating profit; earnings before interest, taxes, depreciation and amortization; income before taxes; net income; revenue; cash flow; return on invested capital; return on net assets; pre-tax or after tax profit margin; pre-tax or after-tax profit growth; revenue growth; stock price; and economic profit.

Types of Awards.  The 2007 Compensation Plan authorizes the following types of awards:

•
Stock Options.  The 2007 Compensation Plan authorizes grants of stock options to purchase shares of Common Stock.  All stock options granted under the 2007 Compensation Plan are "non-statutory stock options," meaning they are not intended to qualify as "incentive stock options" under the Code.  The stock options provide for the right to purchase shares of Common Stock at a specified price and become exercisable after the grant date pursuant to the terms established by the Committee.  The per share option exercise price may not be less than 100 percent of the fair market value of a share of Common Stock on the grant date.

•
Stock Appreciation Rights.  The Committee may grant stock appreciation rights ("SARs").  SARs confer on the holder a right to receive upon exercise the excess of the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR, which may not be less than 100 percent of the fair market value of a share of Common Stock on the grant date.

•
Restricted Stock and Restricted Stock Units.  Awards of restricted stock and RSUs may be subject to any restrictions the Committee may impose, such as satisfaction of performance measures or a performance period, or restrictions on the right to vote or receive dividends.  The minimum vesting period of such awards subject solely to satisfaction of a performance measure is one year from the grant date.

•	Deferred Share Units. The Committee may grant awards of deferred share units, subject to a deferral period of not less than one year.  The deferred share units also may be subject to such restrictions as the Committee may impose, such as satisfaction of performance measures or a performance period.  The minimum vesting period of deferred share units subject solely to satisfaction of a performance measure is one year from the grant date.  No shares of Common Stock are issued at the time deferred share units are granted.  Rather, the shares are issued and delivered upon expiration of the applicable deferral period.

•
Performance Share Awards.  The Committee may grant performance share awards.  Each performance share constitutes a right, contingent upon the attainment of certain performance measures within a performance period, to receive a share of Common Stock or the fair market value of such performance share in cash.  Prior to the settlement of a performance share award, the holder of such award has no rights as a shareholder with respect to the shares of Common Stock subject to the award.  Performance shares are generally subject to forfeiture if the specified performance measures are not attained.  The minimum performance period for any performance share award is one year from the date of grant.

•	Stock Grant Awards. The 2007 Compensation Plan also authorizes grants of unrestricted shares of Common Stock. Such awards may be subject to any terms and conditions the Committee may determine.

•
Dividend Equivalent Awards.  The Committee may grant dividend equivalent awards on previously granted awards of restricted stock, RSUs, performance share awards, deferred share units or stock grant awards.  Such dividend equivalent awards entitle the recipient to receive payment in cash, shares of Common Stock or other property as determined by the Committee based on the amount of any cash dividends paid by the Corporation to holders of shares of Common Stock.

All awards are subject to the terms of the 2007 Compensation Plan and any other terms and conditions as the Committee may deem appropriate.

Non-transferability.  In general, awards under the 2007 Compensation Plan may not be transferred except upon death, by will or the laws of descent and distribution or pursuant to a transfer to a family member expressly permitted by the Committee.

Adjustment for Certain Corporate Changes. In the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event, which affects shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2007 Compensation Plan, the Committee shall, in such manner as it may deem equitable, make appropriate adjustments to the number of shares of Common Stock available for grant, the number of shares of Common Stock covered by outstanding awards or other terms as the Committee deems necessary or appropriate.

Change in Control.  The 2007 Compensation Plan provides, in the event of a change in control involving the Corporation, all awards granted under the 2007 Compensation Plan will become vested and exercisable in full.   Alternatively, the Committee may require each award to be surrendered and redeemed for its cash equivalent.

Amendment.  The Board may amend the 2007 Compensation Plan at any time, except the Board may not amend the 2007 Compensation Plan to increase materially the benefits to participants under the 2007 Compensation Plan without shareholder approval.  In addition, the Board may not make any amendment impairing an outstanding award under the 2007 Compensation Plan.

Term.  The term of the 2007 Compensation Plan expires on May 7, 2017, unless earlier terminated by the Board.

Effect of Termination of Employment.  The 2007 Compensation Plan authorizes the Committee to determine, at the time of the grant of any award, all terms relating to the exercise, cancellation, forfeiture or other disposition of such award upon a participant's termination of employment.  However, in the event of a termination of employment by reason of death or disability, each award granted under the 2007 Compensation Plan will become fully exercisable and vested.  In addition, in the event of termination of employment due to retirement, each grant of stock options and SARs under the 2007 Compensation Plan will become fully exercisable and vested.

Plan Awards.  All members of the Corporation and its subsidiaries, including executive officers, may be eligible for awards under the 2007 Compensation Plan as determined by the Committee.  The timing, size, terms and recipients of such awards are determined from time to time by the Board in its discretion.

The following table sets forth with respect to each individual and group listed below (i) the number of shares of common stock issued or issuable pursuant to stock options granted under the 2007 Compensation Plan and (ii) the number of shares underlying restricted stock unit and other full value equity awards granted under the 2007 Compensation Plan, in each case since the 2007 Compensation Plan's inception on May 17, 2007 through March 8, 2013.  The table does not include grants made under any of the Corporation's other compensation plans.  Any future awards to eligible participants under the 2007 Compensation Plan are subject to the discretion of the Committee and Board of Directors and therefore are not determinable at this time.  Non-employee Directors are not eligible to participate in the 2007 Compensation Plan and, therefore, are not listed in the table below as no grants have been made to them under the 2007 Compensation Plan.  Similarly, there have been no grants to any associates of directors, executive officers or nominees or a person who received, or is to receive, 5% of plan awards.

To date, no incentive stock options have been granted under the 2007 Compensation Plan and none are presently contemplated.
The shares granted as full value awards, reflected in the table below, include grants of RSUs, shares granted on the 25th anniversary of service to the Corporation (which is offered to all members) and shares granted pursuant to the SIP.

Cumulative Grants Since Plan Inception in 2007

Name and Position	Shares Underlying Options Granted	Shares Underlying Full Value Awards
Stan A. Askren Chairman, President and Chief Executive Officer, HNI Corporation	991,359	159,544
Kurt A. Tjaden Vice President and Chief Financial Officer, HNI Corporation	236,126	44,627
Bradley D. Determan Executive Vice President, HNI Corporation President, Hearth & Home Technologies Inc.	283,732	46,606
Jerald K. Dittmer Executive Vice President, HNI Corporation President, The HON Company	296,245	58,001
Marco V. Molinari Executive Vice President, HNI Corporation President, HNI International Inc.	250,295	51,097
All current executive officers as a group	2,523,414	446,318
All employees, including all current officers who are not executive officers, as a group	908,830	486,389

Additional Award Information

The table below presents additional information regarding awards outstanding, as of March 8, 2013, under our 2007 Compensation Plan as well as all other plans we use to grant equity awards.

	Shares Subject to Options Outstanding	Full-Value Awards Outstanding	Shares Remaining Available for Future Grant
2007 Stock Based Compensation Plan	3,785,884	24,526	563,568
Weighted-Average Exercise Price of Options	$29.59
Weighted-Average Remaining Term of Options (in years)	6.87

Other Plans:
2007 Equity Plan			108,306
Deferred Plan			240,601
Directors Deferred Plan			409,572
Total:	3,785,884	24,526	1,322,047

Federal Income Tax Consequences

The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the 2007 Compensation Plan.  This summary is not intended to be exhaustive, is subject to change and does not describe state or local tax consequences or consequences of other applicable tax laws.

Tax Consequences to Participants.  The tax consequences to the participants depend on the type of award granted under the 2007 Compensation Plan.

•
Stock Options.  In general:  (1) no income will be recognized by the participant at the time a stock option is granted; (2) at the time of exercise of a stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are unrestricted on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

•
Stock Appreciation Rights.  No income will be recognized by a participant in connection with the grant of SARs.  When the SAR is exercised, the participant normally will be required to include as ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any unrestricted shares received pursuant to the exercise.

•
Restricted Stock and Restricted Stock Units.  A participant receiving restricted stock or RSUs will not recognize ordinary income at the time of grant unless the participant makes an election to be taxed at such time.  If such election is not made, the participant will recognize ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the stock at such time over the amount, if any, paid for the stock or units.  In addition, a participant receiving dividends with respect to restricted stock or RSUs for which the above-described election has not been made and prior to the time the restrictions lapse will recognize ordinary income, rather than dividend income, in an amount equal to the dividends paid.  To date, the Corporation has not issued any dividend equivalent awards with respect to restricted stock and RSUs.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the restrictions lapse will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.  If a participant properly makes an election to be taxed at the time the restricted stock or RSU is granted, the participant will recognize ordinary income on the date of grant equal to the excess of the fair market value of the stock or RSU at such time over the amount, if any, paid for such stock.  The participant will not recognize any income at the time the restrictions lapse.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the restricted stock or RSU was granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Deferred Share Units.  A participant receiving a deferred share unit will recognize ordinary income in the year the participant receives shares in an amount equal to the value of the deferred shares at that time less any consideration paid by the participant.  Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of the delivery of the deferred shares will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Performance Share Awards.  A participant receiving a performance share award will not recognize taxable income upon the grant of such award.  Upon the settlement of the award, the participant will recognize ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Corporation.  Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of the settlement of the award will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Stock Grant Awards.  A participant receiving a stock grant award will recognize taxable income at the time the stock is awarded in an amount equal to the then fair market value of such stock less the amount, if any, paid for such shares.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the participant received the stock will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•	Dividend Equivalent Awards. If an award also includes a dividend equivalent award, a participant will recognize ordinary income when the participant receives payment of the dividend equivalents.

Tax Consequences to the Corporation. To the extent a participant recognizes ordinary income in the circumstances described above, the Corporation or the subsidiary for which the member performs services will be entitled to a corresponding deduction if, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by Section 162(m).

Required Vote

Approval of the amendment to the 2007 Compensation Plan requires the affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 2007 STOCK-BASED COMPENSATION PLAN.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

On the Record Date, there were 45,447,193 Outstanding Shares.  On that date, to the Corporation's knowledge, there were four shareholders who owned beneficially more than five percent of all Outstanding Shares.  The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of these entities.  Unless otherwise indicated, the Corporation believes each of the entities listed below has sole voting and investing power with respect to all the shares of Common Stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
State Farm Insurance Companies (1) One State Farm Plaza Bloomington, Illinois 61710	7,386,795 (2)	16.3%
Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109	5,247,500 (3)	11.5%
BlackRock, Inc. (4) 40 East 52nd Street New York, New York 10022	3,212,890 (5)	7.1%
The Vanguard Group, Inc. (6) 100 Vanguard Boulevard Malvern, PA 19355	2,429,456 (7)	5.3%

__________________ Notes

(1)
State Farm Insurance Companies consists of the following entities:  State Farm Mutual Automobile Insurance Company; State Farm Fire and Casualty Company; State Farm Investment Management Corp.; State Farm Associates Funds Trust – State Farm Growth Fund; State Farm Associates Funds Trust – State Farm Balanced Fund; State Farm Insurance Companies Employee Retirement Trust; State Farm Insurance Companies Savings and Thrift Plan for U.S. Employees; and State Farm Mutual Fund Trust.

(2)
Information is based on a Schedule 13G/A filed February 7, 2013 with the SEC by State Farm Insurance Companies for the period ended December 29, 2012.  Of the 7,386,795 shares beneficially owned, State Farm Insurance Companies has sole voting and investment power with respect to 7,366,400 shares and shared voting and investment power with respect to 20,395 shares.

(3)
Information is based on a Schedule 13G/A filed February 14, 2013 with the SEC by FMR LLC, parent company of Fidelity Management & Research Company, for the period ended December 29, 2012.  Of the 5,247,500 shares beneficially owned, Fidelity Management & Research Company has sole investment power, but no voting power, with respect to all such shares.

(4)
The following subsidiaries of BlackRock, Inc., hold the shares of Common Stock noted:  BlackRock Japan Co. Ltd.; BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Canada Limited; BlackRock Asset

Management Australia Limited; BlackRock Advisors, LLC; BlackRock Investment Management, LLC; BlackRock International Limited; BlackRock Advisors (UK) Limited; and BlackRock Investment Management (UK) Limited.

(5)
Information is based on a Schedule 13G/A filed February 8, 2013 with the SEC by BlackRock, Inc., for the period ended December 29, 2012.  Of the 3,211,890 shares beneficially owned, BlackRock Inc. has sole voting and investment power with respect to all such shares.

(6)	The following subsidiaries of The Vanguard Group, Inc. hold the shares of Common Stock noted: Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(7)
Information is based on a Schedule 13G filed February 13, 2013 with the SEC by The Vanguard Group, Inc., for the period ended December 29, 2012.  Of the 2,429,456 shares beneficially owned, The Vanguard Group, Inc. has sole voting power with respect to 64,246 shares, sole investment power with respect to 2,366,910 shares, and shared investment power with respect to 62,546 shares.

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of Common Stock as of the Record Date for each Director and nominee for Director, each Named Executive Officer and for all Directors (including nominees) and executive officers of the Corporation as a group.  The address of the persons listed below is 408 East Second Street, Muscatine, Iowa 52761.

Name of Beneficial Owner	Common Stock (1)	Common Stock Units (2)	Stock Options Exercisable as of the Record Date or Within 60 Days Thereof	Total Stock and Stock-Based Holdings	Percent of Class (3)
Stan A. Askren	141,589	42,046	443,566	627,201	1.4%
Mary H. Bell	8,738	15,344	0	24,082	*
Miguel M. Calado	44,268	0	0	44,268	*
Cheryl A. Francis	42,270	0	0	42,270	*
James R. Jenkins	0	26,304	0	26,304	*
Dennis J. Martin	6,576	17,648	0	24,224	*
Larry B. Porcellato	10,738	17,012	0	27,750	*
Abbie J. Smith	6,919	31,571	0	38,490	*
Brian E. Stern	33,097	0	0	33,097	*
Ronald V. Waters, III	15,031	14,045	0	29,076	*
Bradley D. Determan	30,874	0	70,073	100,947	*
Jerald K. Dittmer	24,718	0	64,851	89,569	*
Marco V. Molinari	34,007	0	88,748	122,755	*
Kurt A. Tjaden	31,267	0	59,854	91,121	*
All Directors and Executive Officers as a Group – (18 persons)	503,504	163,970	859,168	1,526,642	3.4%

__________________ Notes

(1)
Includes restricted shares held by executive officers over which they have voting power but not investment power, shares held directly or in joint tenancy, shares held in trust, by broker, bank or nominee or other indirect means and over which the individual or member of the group has sole voting or shared voting and/or investment power.  Each individual or member of the group has sole voting and/or investment power with respect to the shares shown in the table above, except Mr. Askren's spouse shares voting and investment power with respect to 7,588 of the 141,589 shares listed above for Mr. Askren.

(2)
Indicates the nonvoting share units credited to the account of the named individual or members of the group, as applicable, under either the Deferred Plan or the Directors Deferred Plan.  For additional information on the Deferred Plan, see "Retirement and Other Compensation Plans – Deferred Compensation Plan" on page 30 and the Nonqualified Deferred Compensation for Fiscal 2012 Table on page 37 of this Proxy Statement.  For additional information on the Directors Deferred Plan, see "Director Compensation" on page 44 of this Proxy Statement.

(3)	* less than one percent.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 29, 2012, about Common Stock which may be issued under the Corporation's equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b) (3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Equity compensation plans approved by security holders	3,950,743 (1)	$27.96	1,929,767 (4)
Equity compensation plans not approved by security holders	206,839 (2)	––	653,018 (5)
Total	4,157,582	$27.96	2,582,785

__________________ Notes

(1)
Includes:  (i) shares to be issued upon the exercise of outstanding stock options granted under the 2007 Compensation Plan – 2,827,430 and the Compensation Plan – 629,084 prior to termination of such plan in May 2007; (ii) shares to be issued upon the vesting of outstanding RSUs under the 2007 Compensation Plan – 157,219; and (iii) the target value of the 2012 Incentive Plan awards for all award recipients divided by $29.01, the closing price of a share of Common Stock on December 29, 2012, the last trading day of Fiscal 2012 – 337,010.  The termination of the Compensation Plan does not impact the validity of any outstanding stock options granted under such plan prior to termination.  As of the last day of Fiscal 2012, there were no outstanding warrants or rights under the 2007 Compensation Plan or the Compensation Plan and options, warrants, rights or RSUs under the 2007 Equity Plan or the 1997 Equity Plan.  The number of shares attributable to Incentive Plan awards also overstates expected Common Stock dilution as the Corporation did not pay out any portion of the 2012 Incentive Plan awards for any recipient in the form of Common Stock.

(2)
Includes the nonvoting share units credited to the account of individual executive officers or Directors under either the Deferred Plan – 42,111 or the Directors Deferred Plan – 164,728.  For additional information on the Deferred Plan, see "Retirement and Other Compensation Plans – Deferred Compensation Plan" on page 30 and the Nonqualified Deferred Compensation for Fiscal 2012 Table on page 37 of this Proxy Statement.  For additional information on the Directors Deferred Plan, see "Director Compensation" on page 44 of this Proxy Statement.

(3)	This column does not take into account any of the RSUs, Performance Plan awards, Incentive Plan awards or nonvoting share units discussed in Notes 1 and 2 above.

(4)
Includes shares available for issuance under the 2007 Compensation Plan – 1,202,989, the 2007 Equity Plan – 109,280 and the HNI Corporation 2002 Members' Stock Purchase Plan (the "MSPP") – 617,498.  Of the 5,000,000 shares originally available for issuance under the 2007 Compensation Plan, no more than 2,000,000 of such shares can be issued as full-value awards.  At the end of Fiscal 2012, 1,048,138 of the 2,000,000 shares reserved for full-value awards were available for issuance.  Of the remaining shares available for issuance under the 2007 Equity Plan, all can be issued as full-value awards.  The MSPP allows members to purchase Common Stock at 85 percent of the closing share price on each quarterly exercise date up to an annual aggregate amount of $25,000 per year and is available generally to all members.

(5)	Includes nonvoting share units available for issuance under the Deferred Plan – 240,931 and the Directors Deferred Plan – 412,087.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, the Directors and executive officers of the Corporation, and certain persons who own more than ten percent of the Outstanding Shares, are required to report their ownership of Common Stock and changes in ownership to the SEC and the NYSE.  Specific due dates for these reports have been established by the SEC, and the Corporation is required to report in this Proxy Statement any known failure to file by these dates during Fiscal 2012.

Based solely on a review of copies of the reports the Corporation has received, or written representations from certain reporting persons, the Corporation believes during Fiscal 2012 all reporting persons made all filings required by Section 16(a) of the Exchange Act on a timely basis.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Proposals by shareholders intended to be presented at the 2014 Annual Meeting must be received at the Corporation's executive offices no later than November 22, 2013 to be included in the proxy statement and form of proxy.  All shareholder notice of proposals submitted outside the processes of Exchange Act Rule 14a-8 must be received between February 6, 2014 and March 8, 2014 to be considered for presentation at the 2014 Annual

Meeting.  In addition, any shareholder proposals must comply with the informational requirements contained in Section 2.16(a)(2) of the By-laws in order to be presented at the 2014 Annual Meeting.  On written request to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, the Corporation will provide, without charge to any shareholder, a copy of the By-laws.

OTHER MATTERS

The Board knows of no other matters that will be brought before the Meeting, but, if other matters properly come before the Meeting, it is intended the persons named in the proxy will vote the proxy according to their best judgment.

On written request to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, the Corporation will provide, without charge to any shareholder, a copy of its Annual Report on Form 10-K for the year ended December 29, 2012, including financial statements and schedules, filed with the SEC.  The report is also available on the Corporation's website at www.hnicorp.com, under "Investor Information–Annual & Quarterly Reports."

Information set forth in this Proxy Statement is as of March 22, 2013, unless otherwise noted.

Steven M. Bradford
Vice President, General Counsel and Secretary
March 22, 2013

Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report beginning on page 15 of this Proxy Statement and the Compensation Committee Report beginning on page 33 of this Proxy Statement shall not be incorporated by reference into any such filings.

An Annual Report to Security Holders, including financial statements and schedules, of the Corporation for Fiscal 2012 is being mailed to shareholders of the Corporation together with this Proxy Statement.  The Annual Report to Security Holders does not form any part of the material for the solicitation of proxies.

APPENDIX A

HNI CORPORATION

2007 STOCK-BASED COMPENSATION PLAN

I.	PURPOSES; EFFECT ON PRIOR PLANS	1
	1.1 Purpose	1
	1.2 Effect on Prior Plans	1

II.	DEFINITIONS	1

III.	ADMINISTRATION	5
	3.1 Power and Authority of the Committee	5
	3.2 Delegation	5
	3.3 Power and Authority of the Board	6
	3.4 Liability and Indemnification of Plan Administrators	6

IV.	ELIGIBILITY	6

V.	SHARES AVAILABLE FOR AWARDS	6
	5.1 Shares Available	6
	5.2 Accounting for Awards	6
	5.3 Adjustments	7
	5.4 Award Limitations	7

VI.	OPTIONS AND STOCK APPRECIATION RIGHTS	7
	6.1 Options	7
	6.2 Stock Appreciation Rights	8

VII.	STOCK AWARDS	8
	7.1 Restricted Stock and Restricted Stock Units	8
	7.2 Deferred Share Units	9
	7.3 Performance Share Awards	9
	7.4 Stock Grant Awards	10
	7.5 Dividend Equivalents	10

VIII.	GENERAL PROVISIONS GOVERNING AWARDS	10
	8.1 Consideration for Awards	10
	8.2 Awards Subject to Performance Measures	10
	8.3 Awards May be Granted Separately or Together	11
	8.4 Forms of Payment under Awards	11
	8.5 Termination of Employment	11
	8.6 Limits on Transfer of Awards	11
	8.7 Restrictions; Securities Exchange Listing	12
	8.8 Tax Withholding	12

IX.	AMENDMENT AND TERMINATION; CORRECTIONS	13
	9.1 Amendments to the Plan	13
	9.2 Amendments to Awards	13
	9.3 Corrections of Defects, Omissions and Inconsistencies	13

X.	CHANGE IN CONTROL	13
	10.1 Consequences of Change in Control	13
	10.2 Definition of Change in Control	15

i

XI.	GENERAL PROVISIONS GOVERNING PLAN	16
	11.1 No Rights to Awards	16
	11.2 Rights as Stockholder	16
	11.3 Governing Law	16
	11.4 Award Agreements	16
	11.5 No Limit on Other Compensation Plans or Arrangements	16
	11.6 No Right to Employment	16
	11.7 Severability	17
	11.8 No Trust or Fund Created	17
	11.9 Securities Matters`	17
	11.10 No Fractional Shares	17
	11.11 Headings	17
	11.12 Nontransferability	17
	11.13 No Other Agreements	17
	11.14 Incapacity	17
	11.15 Release	18
	11.16 Notices	18
	11.17 Successors	18

XII.	EFFECTIVE DATE AND TERM OF PLAN	18

 ii

HNI CORPORATION
2007 STOCK-BASED COMPENSATION PLAN

HNI Corporation, an Iowa corporation (the "Corporation"), first adopted the HNI Corporation 2007 Stock-Based Compensation Plan (the "Plan") on May 8, 2007.  The Plan was amended and restated effective May 8, 2007 to comply with Section 409A of the Internal Revenue Code and on February 17, 2010.  The Plan was further amended effective as February 23, 2009 and August 7, 2012.  The Corporation hereby amends the Plan, effective May 7, 2013; provided, however, that certain provisions of the Plan are subject to shareholder approval as described in Article 12.

I.           PURPOSES; EFFECT ON PRIOR PLANS

1.1           Purpose.  The purpose of the Plan is to aid the Corporation in recruiting and retaining employees capable of assuring the future success of the Corporation through the grant of Awards of stock-based compensation.  The Corporation expects that the Awards and opportunities for stock ownership in the Corporation will provide incentives to Plan participants to exert their best efforts for the success of the Corporation's business and thereby align the interests of Plan participants with those of the Corporation's stockholders.  For purposes of the Plan, references to employment by the Corporation shall also mean employment by a Subsidiary.

1.2           Effect on Prior Plans.  From and after the date of stockholder approval of the Plan, no awards shall be granted under the Corporation's Stock-Based Compensation Plan, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms.

II.           DEFINITIONS

In addition to other terms that may be defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

(a) "Award" means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Share Unit, Performance Share Award, Stock Grant Award, or Dividend Equivalent Award granted under the Plan.

(b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) "Board" means the Board of Directors of the Corporation.

(d) "Change in Control" has the meaning set forth in Section 10.2 of the Plan.

1

(e) "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

(f) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g) "Committee" means the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be:  (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act; and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

(h) "Corporation" means HNI Corporation, an Iowa corporation.

(i) "Deferred Share Unit" means a unit evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(j) "Deferred Share Unit Award" means a right to receive Deferred Share Units granted under Section 7.2 of the Plan.

(k) "Disability or Disabled," with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Corporation-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits.  A Participant shall not be considered to be Disabled unless the Participant furnishes proof of the Disability to the Corporation in such form and manner as the Corporation may require.

(l) "Dividend Equivalent" means a right granted under Section 7.5 of the Plan with respect to Restricted Stock, Restricted Stock Units, Performance Shares, Deferred Share Units or Stock Grant Awards to receive payment equivalent to the amount of any cash dividends paid by the Corporation to holders of Shares.

(m) "Eligible Employee" means any employee (including an officer) of the Corporation or a Subsidiary whom the Committee determines to be an Eligible Employee.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o) "Fair Market Value" of a Share means the closing price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem reasonable and within the meaning of Code Section 409A and the regulations thereunder.

2

(p) "162(m) Employee" means a "covered employee" of the Corporation within the meaning of Section 162(m)(3), or any subsequent authority or any individual whom the Committee in its judgment determines is likely to be a "covered employee."

(q) "Operating Unit" means either:  (i) the Corporation as a whole; (ii) an individual Subsidiary, division, store, or other business unit of the Corporation; or (iii) a grouping of business units that employs the individuals that have been approved to participate in the Plan by the Board.

(r) "Option" means an option to purchase Shares granted under Section 6.1 of the Plan.  All Options granted under the Plan shall be "non-statutory stock options," meaning that they are not intended to satisfy the requirements set forth in Section 422 of the Code to be "incentive stock options."

(s) "Participant" means an Eligible Employee who is designated by the Committee to be granted an Award under the Plan.

(t) "Performance Measure" means the criteria and objectives established by the Committee, which shall be satisfied or met as a condition to the exercisability, vesting or receipt of all or a portion of an Award.  Notwithstanding the preceding sentence, in the case of a 162(m) Employee, the Performance Measure shall be based exclusively on one or more of the following corporate-wide or Subsidiary, division, or Operating Unit financial measures:  (1) pre-tax profit or after-tax gross profit, (2) operating income, (3) operating profit, (4) earnings before interest, taxes, depreciation and amortization, (5) income before taxes, (6) net income, (7) revenue, (8) cash flow, (9) return on invested capital, (10) return on net assets, (11) pre-tax or after tax profit margin,  (12) pre-tax or after-tax profit growth, (13) revenue growth, (14) stock price and (15) economic profit.  In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles.

Each goal described above may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions, or Operating Units) or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders' equity and/or shares outstanding, or to assets or net assets.

3

(u) "Performance Share Award" means a right granted under Section 7.3 of the Plan to receive Shares contingent upon the attainment of specified Performance Measures.

(v) "Plan" means the HNI Corporation 2007 Stock-Based Compensation Plan, as set forth herein, and as may be amended or restated from time to time.

(w) "Restricted Stock" means Shares subject to forfeiture restrictions established by the Committee.

(x) "Restricted Stock Award" means a grant of Restricted Stock under Section 7.1 of the Plan.

(y) "Restricted Stock Unit" means a unit evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date subject to forfeiture restrictions established by the Committee.

(z) "Restricted Stock Unit Award" means a grant of Restricted Stock Units under Section 7.1 of the Plan.

(aa) "Retirement Eligible Date" means the date on which the Participant has either attained age 65, or age 55 with ten years of service with the Corporation or a Subsidiary.  The Chief Executive Officer or, with respect to the Chief Executive Officer if the Chief Executive Officer is a Participant, the Committee, in his, her or its discretion, may waive or reduce the ten-year service requirement with respect to a Participant.  Notwithstanding the preceding sentence, in the case of an Award subject to Section 409A of the Code, any such waiver or reduction that could affect the timing of payment of a Participant's Award shall occur no later than the end of the calendar year preceding the year in which the Participant performs the services for which the Award is granted.

(bb) "Stock Appreciation Right" means a right to receive the appreciation in the value of a Share granted under Section 6.2 of the Plan.

(cc) "Stock Grant Award" means any right granted under Section 7.4 of the Plan.

(dd) "Share" means a share of common stock, par value of $1.00, of the Corporation or any other securities or property as may become subject to an Award pursuant to an adjustment made under Section 5.3 of the Plan.

(ee) "Subsidiary" means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

4

III.           ADMINISTRATION

3.1           Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (a) designate Participants; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (d) determine the terms and conditions of any Award or Award Agreement; (e) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 5.3 hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (f) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (g) determine whether, to what extent, and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (h) determine whether, to what extent and under what circumstances cash or Shares payable to a Participant with respect to an Award shall be deferred either automatically or at the election of the holder of the Award or the Committee; (i) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (j) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Corporation or any Subsidiary.  A majority of the Committee shall constitute a quorum.  The acts of the Committee shall be either:  (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present; or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

3.2           Delegation.  The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to:  (a) the grant of an Award to any person who is a 162(m) Employee or who, in the Committee's judgment, is likely to be a 162(m) Employee at any time during the period an Award hereunder to such employee would be outstanding; or (b) the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

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3.3           Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan to fail to comply with the requirements of Section 162(m) of the Code.

3.4           Liability and Indemnification of Plan Administrators. No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Corporation's Articles of Incorporation, Bylaws, and under any directors' and officers' liability insurance that may be in effect from time to time.

IV.           ELIGIBILITY

Participants in the Plan shall consist of such Eligible Employees as the Committee in its sole discretion may select from time to time.  The Committee's selection of an Eligible Employee to be a Participant with respect to any Award shall not require the Committee to select such Eligible Employee to receive any other Award at any time.

V.           SHARES AVAILABLE FOR AWARDS

5.1           Shares Available. Subject to adjustment as provided in Section 5.3, the total number of Shares available for all grants of Awards under the Plan shall be 9,000,000 Shares.  Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Corporation and designated as treasury shares.  Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan.  Shares that are tendered by a Participant or withheld by the Corporation as full or partial payment to the Corporation of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan.  In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the aggregate number of Shares subject to the Award rather than the number of Shares actually issued upon exercise shall be counted against the number of Shares authorized under the Plan.

5.2           Accounting for Awards. For purposes of this Article 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards.

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5.3           Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event affects the Shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:  (a) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (b) the number and type of Shares (or other securities or other property) subject to outstanding Awards; and (c) the purchase or exercise price with respect to any Award, provided such change is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

5.4           Award Limitations.

(a)           Plan Limitation on Restricted Stock, Restricted Stock Unit, Performance Share, Dividend Equivalent, Deferred Share Unit and Stock Grant Awards.  No more than 3,000,000 Shares (subject to adjustment as provided in Section 5.3 of the Plan) shall be available under the Plan for issuance pursuant to Restricted Stock, Restricted Stock Unit, Performance Share, Dividend Equivalent, Deferred Share Unit and Stock Grant Awards; provided, however, that Shares subject to any such Awards that terminate, lapse or are cancelled or forfeited shall again be available for grants of Restricted Stock, Restricted Stock Units, Performance Share Awards, Dividend Equivalents, Deferred Share Unit Awards and Stock Grant Awards for purposes of this limitation on grants of such Awards.

(b)           Section 162(m) Limitation for Certain Types of Awards.  No Participant may be granted an Award or Awards under the Plan for more than 500,000 Shares (subject to adjustment as provided in Section 5.3 of the Plan) in the aggregate in any calendar year.

VI.           OPTIONS AND STOCK APPRECIATION RIGHTS

6.1           Options.  The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)           Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or a Subsidiary and provided further than such substitution is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

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(b)           Option Term.  The term of each Option shall be fixed by the Committee, but shall not be longer than ten years.

(c)           Time, Method and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part including the applicable vesting period.  The Committee shall also determine the method or methods by which, and the form or forms (including, without limitation, cash or Shares having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

6.2           Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine including the applicable vesting period.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of:  (a) the Fair Market Value of one Share on the date of exercise; over (b) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of the Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Corporation or a Subsidiary and provided further than such substitution is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).  The term of the Stock Appreciation Right shall be fixed by the Committee, but shall not be longer than ten years.

VII.           STOCK AWARDS

7.1           Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, satisfaction of Performance Measures or a performance period and a restriction on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  The minimum vesting period of such Awards subject to satisfaction of a Performance Measure shall be one year from the date of grant.  The Committee shall determine the vesting period of such Awards subject solely to satisfaction of a performance period.

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(b)           Forfeiture.  Subject to Sections 8.5 and 10.1, upon a Participant's termination of employment (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Corporation.

(c)           Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time the Restricted Stock Award is granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

No Shares shall be issued at the time an Award of Restricted Stock Units is granted.  Rather, the Shares shall be issued and delivered to the holder of the Restricted Stock Units upon the lapse or waiver of the restrictions applicable to the Restricted Stock Units.

7.2           Deferred Share Units.  The Committee may grant Awards of Deferred Share Units subject to such terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.  All Deferred Share Units shall be subject to a deferral period of not less than one year, and may, in addition, be subject to such restrictions as the Committee may impose (including, without limitation, satisfaction of Performance Measures or a performance period), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  Deferred Share Units may be granted without additional consideration or in consideration of a payment by the Participant that is less than the Fair Market Value per Share at the date of grant.  No Shares shall be issued at the time Deferred Share Units are granted.  Rather, the Shares (or cash, as the case may be) shall be issued and delivered upon expiration of the deferral period relating to the Deferred Share Units (subject to the satisfaction of any applicable restrictions).  Any Deferred Share Unit Award that is subject to Code Section 409A shall satisfy the requirements of Code Section 409A.  The minimum vesting period of such Awards subject to satisfaction of a Performance Measure shall be one year from the date of grant.  The minimum vesting period of such Awards subject solely to satisfaction of a performance period shall be three years from the date of grant.

7.3           Performance Share Awards.  The Committee may grant Performance Share Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash.  Performance Share Awards shall be conditioned solely on the achievement of one or more Performance Measures specified by the Committee during such performance period as the Committee shall specify, but in no event shall the performance period be less than one year from the date of grant.  Settlement or payment of a Performance Share Award shall be made upon satisfaction of the specified Performance Measures during the specified performance period.

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7.4           Stock Grant Awards.  The Committee may grant Shares without restrictions thereon. Subject to the terms of the Plan, Stock Grant Awards may have such terms and conditions as the Committee shall determine.

7.5           Dividend Equivalents.  The Committee may grant Dividend Equivalents under which a Participant granted a Restricted Stock, Restricted Stock Unit, Performance Share, Deferred Share Unit or Stock Grant Award under this Article 7 shall be entitled to receive payment (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Corporation to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, with respect to Dividend Equivalents on Performance Share Awards, such Dividend Equivalents shall only be settled or paid when the underlying Performance Share Award is settled or paid pursuant to Section 7.3.

VIII.           GENERAL PROVISIONS GOVERNING AWARDS

8.1           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

8.2           Awards Subject to Performance Measures.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant or exercisability of an Award or portion thereof.  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any performance period, the length of any performance period, the amount of any Award granted, the amount of any payment or transfer to be made pursuant to any such Award, and any other terms and conditions applicable thereto shall be determined by the Committee.

Notwithstanding anything in the Plan to the contrary, in the case of a Participant who is a 162(m) Employee, a Performance Measure must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the Performance Measure is attained.  A Performance Measure is considered "pre-established" for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Measure.  However, in no event will a Performance Measure be considered to be pre-established if it is established after 25 percent of a Performance Period has elapsed.  A Performance Measure is considered "objective" if a third party having knowledge of the relevant facts could determine whether the Performance Measure is met.  A formula or standard is considered "objective" if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant.  No Award to a 162(m) Employee based on the satisfaction of Performance Measures shall be paid unless and until the Committee has certified that the Performance Measures for the Performance Period have been satisfied.

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8.3           Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Corporation or any Subsidiary.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Corporation or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards.

                8.4           Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provision for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

                8.5           Termination of Employment.  Except as otherwise provided in this Section 8.5 and Section 10.1, all the terms relating to the exercise, cancellation, forfeiture or other disposition of an Award granted under the Plan upon a termination of employment with the Corporation of the holder of an Award shall be determined by the Committee.  Such determination shall be made at the time of the grant of such Award and shall be specified in the Award Agreement relating to the Award.  Notwithstanding the foregoing, each Award granted under the Plan shall become fully exercisable and vested upon the Participant's death or Disability provided such Award had not then otherwise expired and the Participant is employed by the Corporation on the date of death or Disability.  In addition thereto, in the case of an Award of an Option or Stock Appreciation Right, each such Award shall become fully exercisable and vested upon the Participant's Retirement Eligible Date, provided such Award had not then otherwise expired and the Participant is employed by the Corporation on the Retirement Eligible Date.

The Chief Executive Officer shall have discretion to accelerate the vesting of any Award not subject to Section 409A of the Code.  Notwithstanding the preceding sentence, in the event the Chief Executive Officer is a Participant, for any Award granted to the Chief Executive Officer not Subject to Section 409A of the Code, only the Committee shall have discretion to accelerate the vesting of any such Award.

8.6           Limits on Transfer of Awards.  Except as otherwise provided by the Committee or the terms of the Plan, no Award and no right under any Award shall be transferable by a Participant other than by will or by the laws of descent and distribution.  The Committee may establish procedures as it deems appropriate for a Participant to designate an individual, trust or other entity as beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.  The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer an

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Option to any "family member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that:  (a) such transfer may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfer other than by will or by the laws of descent and distribution; (b) no such transfer shall be effective unless reasonable prior notice thereof has been delivered to the Corporation and such transfer is thereafter effected subject to the specific authorization of, and in accordance with any terms and conditions made applicable to by, the Committee or the Board; and (c) the transferee is subject to the same terms and conditions hereunder as the Participant.  Each Award or right under an Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto) or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Award or right under any Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary.

             8.7           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Corporation shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

            8.8           Tax Withholding.  The Corporation may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Corporation upon the grant, exercise, vesting or payment of an Award.  The Committee may require the Corporation to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Corporation's minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant.  The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by:  (a) having the Corporation withhold Shares otherwise to be delivered upon the grant, exercise, vesting (other than on vesting of Restricted Stock Units and Deferred Stock Units) or payment of an Award with a Fair Market Value equal to the amount of such taxes; (b) delivering to the Corporation Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes; or (c) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined.

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IX.           AMENDMENT AND TERMINATION; CORRECTIONS

9.1             Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Corporation shall be required for any amendment to the Plan that:

(a)           requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Corporation;

(b)           increases the number of Shares authorized under the Plan as specified in Section 5.1 the Plan;

(c)           increases the number of Shares subject to the limitations contained in Section 5.4 of the Plan;

(d)           permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3.1(e) of the Plan;

(e)           permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6.1(a) and 6.2 of the Plan; or

(f)           would cause an exemption to Section 162(m) of the Code to become inapplicable with respect to the Plan.

9.2             Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the holder.

9.3             Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

X.           CHANGE IN CONTROL

10.1           Consequences of Change in Control.  Notwithstanding any provision in the Plan or any Award Agreement to the contrary:

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(a)           In the event of a Change in Control described in Section 10.2(c) or the approval by the holders of Shares of a plan of complete liquidation or dissolution of the Corporation, in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the Exchange Act:  (i) all outstanding Awards shall become immediately vested and all Options and Stock Appreciation Rights exercisable in full, with any applicable Performance Measures deemed satisfied at the maximum level; and (ii) there shall be substituted for each Share available under the Plan, whether or not then subject to an outstanding Award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control.  In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of a Stock Appreciation Right shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and Stock Appreciation Rights without an increase in the aggregate purchase price or base price.

(b)           In the event of a Change in Control described in Section 10.2(a) or (b), or in the event of a Change in Control pursuant to Section 10.2(c) or the approval by the holders of Shares of a plan of complete liquidation or dissolution of the Corporation, in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Committee in its discretion may require that each outstanding Award shall be surrendered to the Corporation by the holder thereof, and each such Award shall immediately be cancelled by the Corporation, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section 10.2(a) or (b), below, or within ten days of the approval of the holders of Shares contemplated by Section 10.2(c) or complete liquidation or dissolution of the Corporation, a cash payment from the Corporation in an amount equal to:  (i) in the case of an Option, the number of Shares subject to the Option, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of the Change in Control, over the purchase price per Share subject to the Option; (ii) in the case of a Stock Appreciation Right, the number of Shares then subject to the Stock Appreciation Right, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of the Change in Control, over the base price of the Stock Appreciation Right; (iii) in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Deferred Share Unit Award, the number of Shares then subject to such Award, multiplied by the Fair Market Value of a Share on the date of the Change in Control.  In the event of a Change in Control, each tandem Stock Appreciation Right shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related Option.  The Corporation may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

(c)           Notwithstanding anything in Section 10.1(b), if an amount becomes payable with respect to an Award upon a Change in Control pursuant to Section 10.1(b), the amount is subject to Section 409A of the Code, and the Change in Control does not constitute a "change in the ownership or effective control" or a "change in the ownership of a substantial portion of the assets" of the Corporation within the meaning of Section 409(a)(2)(A)(iv) of the Code (applying the minimum standards set forth in the accompanying Treasury Regulations for a change in control to occur), then the amount shall not be paid upon the Change in Control, but shall instead be paid at the earliest to occur of:  (i) the Participant's "separation from service" with the Corporation, provided, that if the Participant is a "specified employee," the payment date shall be the date that is six months after the date of the Participant's separation from service with the Corporation; (ii) when payment otherwise would have been made (absent Section 10.1(b)), provided the payment is made at a  "time" or according to a "fixed schedule" consistent with Treas. Reg. §1.409A-3(a)(4); or (iii) the Participant's death.  For purposes hereof, "separation from service" shall mean the Participant's separation from service with the Corporation and all of its affiliates, within the meaning of Section 409A(a)(2)(A)(i) of the Code and the regulations thereunder; and "specified employee" shall have the meaning set forth in the HNI Corporation Executive Deferred Compensation Plan.

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10.2           Definition of Change in Control.  "Change in Control" shall mean:

(a)           the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either:  (i) the then outstanding Shares (the "Outstanding Corporation Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:  (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 10.2; or

(b)           individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)           consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless following such Business Combination:  (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

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XI.           GENERAL PROVISIONS GOVERNING PLAN

11.1           No Rights to Awards.  No Eligible Employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

11.2           Rights as Stockholder.  No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

11.3           Governing Law.  The Plan, each Award hereunder and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

11.4           Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Participant.

11.5           No Limit on Other Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

11.6           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Corporation or any Subsidiary, nor will it affect in any way the right of the Corporation or a Subsidiary to terminate a Participant's employment at any time, with or without cause.  In addition, the Corporation or a Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

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11.7           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

11.8           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

11.9           Securities Matters.  The Corporation shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

11.10           No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan.  Any fractional share otherwise payable under the Plan shall be settled in the form of cash.

11.11           Headings.  Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.12           Nontransferability.  Except as set forth in Section 8.6, no Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind.

11.13           No Other Agreements.  The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

11.14           Incapacity.  In the event that any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant's spouse, parent, brother, sister, adult child or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

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11.15           Release.  Any payment of benefits to or for the benefit of a Participant that is made in good faith by the Corporation in accordance with the Corporation's interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

11.16           Notices.  Any notice permitted or required under the Plan shall be in writing and shall be hand-delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Committee, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant.  Any such notice shall be effective as of the date of hand-delivery or mailing.

11.17           Successors.  All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and or assets of the Corporation.

XII.           EFFECTIVE DATE AND TERM OF PLAN

The Plan originally became effective on May 8, 2007, the date it was approved by the shareholders of the Corporation at the Corporation's annual meeting of shareholders.  Except as described below, the Plan, as amended and restated herein, shall become effective on February 17, 2010.  The terms of the Plan, as amended and restated herein, apply to Awards granted on or after this date.  Notwithstanding the foregoing, certain changes made to the Plan by this restatement are subject to, and dependent upon, shareholder approval.  These changes are those made to the definition of "Performance Measures," set forth in Article 2, Section (s) and to the Share limits set forth in Section 5.4.  The changes to the definition of "Performance Measures" shall not apply until the shareholders of the Corporation approve these changes at their first annual meeting that occurs after February 17, 2010.  Prior to that date, or if the shareholders do not to approve the changes, the terms of the Plan defining Performance Measures, as in effect prior to February 17, 2010, shall continue to apply.  If the shareholders of the Corporation do not approve the increase in the Share limits, then the Share limits as in effect prior to February 17, 2010 shall continue to apply.

The Plan shall terminate at midnight on May 7, 2017, unless terminated before then by the Board.  Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired.  Notwithstanding the preceding sentence, the Plan shall remain in effect for purposes of administering outstanding Awards as long as the Awards are outstanding.
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HNI CORPORATION
408 EAST SECOND STREET
PO BOX 1109
MUSCATINE, IA 52761

VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 6, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 6, 2013. Have your proxy card in hand when you call and then follow the instructions.

NOTICE TO PLAN PARTICIPANTS: You may vote your proxy by Internet or by phone until 11:59 P.M. Eastern Time on May 2, 2013.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55997-P35177 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HNI CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	For	Against	Abstain
For a two-year term:			
1a. Mary H. Bell	☐	☐	☐
For a three-year term:			
1b. James R. Jenkins	☐	☐	☐
1c. Dennis J. Martin	☐	☐	☐
1d. Abbie J. Smith	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: Other business as may properly come before the meeting or any adjournment thereof will be voted by your proxy in his or their discretion.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with Form 10-K Wrap are available at www.hnicorp.com/proxy.

M55998-P35177

HNI CORPORATION
Annual Meeting of Shareholders
May 7, 2013 10:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven M. Bradford and Kurt A. Tjaden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HNI CORPORATION the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM, CDT on May 7, 2013, at the Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, IA 52761, and any adjournment or postponement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side